American Independence Funds Trust
Semi-Annual Report
April 30, 2002



Money Market Fund
UltraShort Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund






--------------------------------------------------------------------------------
Important Customer Information, Investment Products:
..    Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
..    Are not insured by the FDIC, and
..    Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------


This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

American Independence Family of Mutual Funds - April 30, 2002

To Our Shareholders:

     We are pleased to present this semi annual report for the six months ended April 30, 2002, a time when our family of funds was challenged by volatile market conditions and, for the most part, produced relatively strong returns.

     Amidst the swirl of post-September 11 passions and continued Federal Reserve activity, we took one significant step to provide our shareholders with what we feel to be a better alternative in the fixed-income market. On March 1, 2002, we changed the name of the American Independence Funds Trust Short-Term Bond Fund to the American Independence Funds Trust UltraShort Bond Fund. This new name represents more than a cosmetic alteration. In the past, we kept the Fund's average maturity in the neighborhood of 2-3 years. Now, the average maturity will be 1-2 years; as of the end of our reporting period on April 30, we had taken steps to reduce the Fund's average maturity to 1.09 years, from
2.41 years just six months earlier.

     We made the decision to refocus the Fund's maturity and duration targets based on our analysis of an increasingly steep yield curve and our conviction that such a change would be advantageous to our shareholders. With an ultra-short portfolio, investors should be taking just slightly more risk than they would face with a money-market fund, but with a potentially greater return. We believe that, at present, we are heading into a rising interest-rate environment, and that this particular fund is positioned to do well under such circumstances.

     Please rest assured that the UltraShort Bond Fund is being run in the same manner as its predecessor, with the same credit quality and by the same portfolio manager.

     As we noted in our last report to you, following the terrorist attacks last September 11, the stock market hit a bottom on September 21, before staging an impressive rally in the month of October. As our most recent reporting period began on November 1, the stock market rally continued, before hitting resistance in mid-December. The rest of the period, through April 30, was marked by bouts of volatility, as the market bounced up and down several times. In the end, the S&P 500 Index had a total return of 2.31% for the period,/1/ which was disappointing for many investors in light of the stirring gains in October and November.

     Our own American Independence Funds Trust Stock Fund, however, did significantly better, rising 8.87%./2/ Our other equity fund, the American Independence Funds Trust International Multi-Manager Stock Fund, also did well, producing a total return of 11.99%, which was higher than both of the Fund's benchmarks./2/

     In the credit markets, the big story continued to be intervention, and the occasional lack thereof, by the Federal Reserve. Starting on January 3, 2001, the Fed began a concerted effort to lower the Fed Funds rate, the rate banks charge one another for overnight loans. With the Fed easing rates twice during our reporting period - for a total of 11 rate cuts during little more than a year - the Fed Funds rate reached a 40-year low of 1.75%. As we write this letter in June, the Fed has declined to reverse their bias, choosing instead to make money "cheap" and facilitate an economic recovery.

     While the Fed establishes short-term interest-rate targets, the market sets the rates for securities in the middle and far end of the yield curve, and these rates fluctuated during the period. Consequently, most fixed-income sectors struggled for the full six months. We were pleased to see our three bond funds hold their own, by fulfilling their respective objectives.

     While economic and market conditions, and the psychology of Americans in general, have stabilized since last fall, the world is still a very uncertain place. But while we certainly don't ignore current conditions, we are long-term investors who place more emphasis on a company's future prospects than we do on the effects of any short-term volatility. As always, we will continue to seek the most attractive investment opportunities for our shareholders in all areas of the financial markets.

     We thank you for your continued trust and support.

Sincerely,



Thomas S. Gangel, CFA                       David Bunstine
President                                   President
INTRUST Financial Services                  American Independence Funds Trust

/1/ As of 4/30/02. This result is not indicative of the securities held, or the performance of, any specific American Independence Funds Trust fund. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. An investor cannot invest directly in an index.
/2/ Fund performances as quoted or referred to are based on NAV total returns for the 6-month period ended April 30, 2002. With their maximum sales charges, the Funds' returns for the period were lower, as illustrated in the individual fund reports that follow. Past performance is no indication of future performance.

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Fund and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by AMR Investment Services, Inc., subadvisor to the Fund.

     Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/

     Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, bank notes and medium-term notes.

     The last six months represented a challenging time for money-market funds. With the Federal Reserve continuing to cut short-term interest rates, securities at the short end of the yield curve - where we do all of our buying - produced progressively lower yields. We understand that, along with relative safety and stability, which remain primary objectives of the Fund, yield is an essential consideration to our shareholders. We took every possible measure to keep our yield competitive.

     We also kept a close watch on the creditworthiness of the corporations whose short-term paper we owned, or were considering buying. We tightened our credit restrictions, and limited our purchases of any debt with maturities longer than 120 days to those issuers with at least a AA rating. We've left those restrictions in place, and will only lift them when we see solid evidence that the economy is improving and that credit issues are less problematic.

     Performance. As of April 30, 2002, the Fund's 7-Day SEC yield was 1.39%./2/ The average maturity of the Fund's holdings was 59 days (versus 71 days on October 31, 2001)/3/.

     In early March, we anticipated that the Fed might begin to start raising interest rates. Consequently, we had let the Fund's average maturity roll down slightly, which would help us take advantage of higher rates. However, at its May meeting (just after our reporting period ended), the Fed decided to keep the Fed Funds target rate at 1.75%, at least for the time being. In light of this decision, we believe the Fed will not raise rates until later this summer and we have begun raising our average maturity again.

/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/ Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund's fees. In such instances, and without waiver of fees, the yield would have been lower.
/3/ The composition of the Fund's holdings is subject to change.

American Independence Funds Trust UltraShort Bond Fund*

The American Independence Funds Trust UltraShort Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

     Objectives. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, shorter-term securities.

     Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     During the reporting period, the Federal Reserve maintained its easing bias and continued to cut short-term interest rates. Over the last six months, the Fed lowered the Fed Funds rate from 2.50% to 1.75%, touching 40-year lows.

     In recent months, we repositioned the Fund from a short-term portfolio to an ultra-short portfolio; the Fund's average maturity, for example, fell from
2.41 to 1.09 years. This transition came at an opportune time; interest rates rose sharply in March, and the Fund benefited from the repositioning.

     As of April 30, 2002, the portfolio was invested in the following sectors:

     U.S. Treasury and agency debentures (38.8% of the Fund's net assets), collateralized mortgage obligations (20.2%), corporates (24.3%), asset-backed securities (6.8%) and taxable municipals (5.8%), with (3.4%) cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 1.09 years./1/

     Performance. For the six months ended April 30, 2002, the Fund produced a total return of 0.35%./2/ In comparison, the Lehman Brothers 1-3 Year Bond Index (the portfolio's "benchmark") had a total return of 1.68%, while the Lipper Short Investment Grade Bond Index had a total return of 0.33%./3/

     Although the Fund performed well during the first four calendar months of 2002, our total return for the full, six-month period was compromised by a small exposure to securities issued by an organization related to Enron, which went bankrupt in December 2001.

     While we do not base our buying and selling decisions solely on our interest-rate outlook, we certainly don't ignore the impact interest rates have on the price of bonds in our portfolio; bond prices rise as rates decline, and vice versa.

     Therefore, as we look down the road, we expect the Fed to tighten monetary policy by the beginning of the third calendar quarter of 2002, which should result in a gradual rise in the Fed Funds rate target. As the economy stabilizes and recovers, the Fed will want to be diligent in managing inflation and keeping the U.S. strong in international currency markets. Longer-term, we expect the yield curve to flatten, as short-term rates rise to close the currently sizable gap with longer rates.

     Consequently, because the bulk of our portfolio is invested in short-term securities - which we anticipate will experience considerable volatility - we intend to remain as flexible as possible to maximize opportunities while moderating risk.

*The Fund formerly was known as the American Independence Funds Trust Short-Term Bond Fund
/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended April 30, 2002. With the maximum sales charge of 3.75%, the Fund's return(s) for the period was -3.46. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust UltraShort Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers 1-3 Year Government Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The Lipper Short Investment Grade Bond Average is based on the performance of short-term, actively managed bond funds.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

     Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

     Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     During our reporting period, the Federal Reserve maintained its easing bias and continued to cut short-term interest rates. Over the last six months, the Fed lowered the Fed Funds rate from 2.50% to 1.75%, touching 40-year lows.

     As many of our corporate holdings outperformed the overall bond market, we took gains and moved assets into lower-risk investments such as Treasury and agency securities. This proved to be a productive move, as many issuers we sold underperformed government paper later in the period. Our mortgage-backed strategy continued to emphasize well-structured mortgage product versus mortgage pass-thrus. Throughout, we continued to emphasize building a well-diversified portfolio emphasizing yield for shareholders.

     As of April 30, 2002, the portfolio was invested in the following sectors:

     Corporate debt (31.7% of the Fund's net assets), collateralized mortgage obligations (8.8%), U.S. Treasury and agency debentures (45.9%), taxable municipals (8.5%), and asset-backed securities (6.6%), with (2.2%) in cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 3.76 years./1/

     Performance. For the six months ended April 30, 2002, the Fund produced a total return of 0.75%./2/ In comparison, the Lehman Brothers Intermediate Government/ Corporate Index (the portfolio's "benchmark") had a total return of -0.15%, while the Lipper Intermediate Investment Grade Bond Average had a total return of -0.51% and the Lipper Short-Intermediate Investment Grade Bond Average had a total return of -0.16%./3/

     The Fund's strong relative performance was due to a number of factors affecting the fixed-income market, both directly and indirectly. Following the events of September 11 - and the sharp, but brief, drop throughout the economy - many economic sectors displayed remarkable resiliency. These areas included transportation, consumer staples, services and cyclicals. This recovery produced a tightening of spreads, or risk premiums, in the corporate market, and boosted the value of many corporate issues. As an owner of corporate securities, especially debt instruments issued by the airline industry, the Fund profited from this recovery during this period. We also benefited from our marked underweighting in the telecommunications industry, an area that fared poorly.

     Looking ahead, we think opportunities exist to selectively purchase corporate, asset-backed and mortgaged-backed paper, thereby reducing our government holdings.

/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended April 30, 2002. With the maximum sales charge of 3.75%, the Fund's return(s) for the period was -3.02%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust International Intermediate Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The Lipper Intermediate Investment Grade Bond Average is based on the performance of intermediate-term, actively managed bond funds, while the Lipper Short-Intermediate Investment Grade Bond Average is based on the performance of short-to-intermediate term, actively managed bond funds.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. The Fund is subadvised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

     Objectives. Our primary goal is to outperform the stock market (as measured by the S&P 500 index) over a full market cycle - which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

     Strategy. Our style is to identify larger, well-known companies we believe to be undervalued and temporarily out of favor. We stay fully invested, with a defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. Emphasizing low price-to-book valuations, as well as high dividend yields, can provide a measure of protection in down markets. In addition, our equally strong emphasis on low price-to-earnings ratios provides the potential for P/E expansion and the generation of strong excess returns in rising markets.

     For the six-month period, the Fund continued its recent trend, by significantly outperforming the S&P 500 Index. Our strong value orientation worked very well; not only did investors favor the type of stocks we owned, but our stock selection itself proved to be productive in what we define as a "stock-picker's market." Sectors that were particularly strong for us included industrials, financials, utilities and energy.

     We also benefited from owning some of the best-performing stocks in otherwise disappointing sectors. For example, in the telecommunications service area, holdings such as SBC Communications did much better than many of their peers.

     In addition, the Fund's dividend yield at the end of the period was a relatively high 2.8%, compared to the S&P 500's yield of just 0.69%/2/.

     As of April 30, 2002, approximately (96.2)% of the portfolio was invested in stocks, with no cash or cash equivalents./1/

     Performance. For the six months ended April 30, 2002, the Fund produced a total return of 8.87%./2/ In comparison, the S&P 500 Index (the portfolio "benchmark") had a total return of 2.31%./3/ In light of the market's mostly flat performance, we were pleased with the Fund's outperformance.

     Looking ahead, we don't expect to make any wholesale changes to our portfolio. Corporate earnings still aren't coming through satisfactorily, and while the Gross Domestic Product grew nicely in the first calendar quarter of 2002, we still see a disquieting disconnect between the economy and the stock market. Consequently, we are going to remain in a defensive mode over the next six months.

     We will continue to look for inexpensively priced companies that are experiencing difficulties that we consider to be only temporary. We also expect that another key performance driver could be the fact that the Fund's portfolio price-to-earnings ratio (P/E ratio) is at a 35% discount to the overall market's P/E; this could help to insulate the portfolio's downside risk to some degree, should corporate profitability continue to struggle.

/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended April 30, 2002. With the maximum sales charge of 5.00%, the Fund's return(s) for the period was 3.43%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

American Independence Funds Trust International Multi-Manager Stock Fund/1/

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc., Causeway Capital (formerly Merrill Lynch), Lazard Asset Management, and Independence Investment Associates
(IIA).

     Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.

     Strategy. Three of the portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Causeway Capital (formerly Merrill Lynch) focuses on earnings and dividend yields; and Lazard searches for undervalued stocks using a country, world and peer group perspective. These three subadvisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.

     IIA adds value to the overall portfolio's performance by ranking each of the aggregate portfolio's holdings, relative to its weighting in the Morgan Stanley Europe, Australasia and Far East (EAFE) index. IIA thus identifies those stocks that constitute the underlying managers' "best ideas" and purchases additional shares in those specific stocks.

     As was the case with the U.S. stock market, foreign markets in general had a productive period during the last six months. After hitting lows in late September, following the events of September 11, international stocks began a sustained rise that carried into the first quarter of 2002. Again, mirroring U.S. equities, foreign markets produced mostly lackluster results for the first three months of the current year.

     We were very pleased with the Fund's performance during this period, as we outperformed our key benchmarks by significant margins. Our bottom-up, value-oriented style produced outsized returns with excellent stock selection; performance also was enhanced by our being underweighted in a number of countries, and individual securities, that didn't do well.

     In Finland, for example, the Fund benefited from not owning shares of communications giant Nokia, whose poor performance weighed heavily on international indices. In a broader development, we were underweighted in Japan, a country whose economy, and markets, are still struggling to regain positive momentum, and overweighted in Singapore, which roared ahead during the period.

As of April 30, 2002, the Fund's portfolio was invested as follows: Europe (72.8%), Asia (17.0%), Canada/Mexico (3.5%), cash and other assets (29.9%)./2/
To ensure that all of our assets are invested in equities, each day we invest existing cash assets in a basket of individual foreign market futures contracts.

         Performance. For the six months ended April 30, 2002, the Fund produced a total return of 11.99%./3/ In comparison, the MSCI EAFE index (the portfolio's "benchmark") rose 5.66%, while the MSCI EAFE Value Index gained 5.42%./4/

         Looking ahead, we will continue to focus on stocks that we believe are priced well below their true value, but offer strong upside potential. With that in mind, we're actually looking at a number of technology and telecommunications issues that have been beaten down in recent years, and who, our analysis suggests, could offer compelling value over the next year and beyond.

/1/ International investing involves increased risk and volatility.
/2/ The composition of the Fund's holdings is subject to change.
/3/ NAV total return for the period(s) ended April 30, 2002. With the maximum sales charge of 5.00%, the Fund's return(s) for the period was 6.35%. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund commenced operations on January 20, 1997 as the INTRUST Funds Trust International Multi-Manager Stock Fund. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/4/ The Morgan Stanley Europe, Australasia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

     Objectives. We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. One hundred percent of the income produced by our portfolio is also exempt from the alternative minimum tax (AMT)./1/

     Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from federal and Kansas income taxes. We keep the portfolio's average maturity between seven and twelve years.

     Although the Federal Reserve continued to cut short-term interest rates, mid- and long-term rates were volatile throughout the period; because we are an intermediate-term bond fund, the prices of the securities we own are more directly affected by "market-set rates" than short-term rates set by the Fed. Consequently, the Fund's net asset value also fluctuated during the last six months.

     Since January 2002, we have been generally cautious, believing that interest rates were not going to decline significantly in the near term. Working from this cautious posture, we lowered the Fund's average maturity by a full year, from 10.4 to 9.4 years. This move reduced our exposure to interest-rate volatility and provided a measure of relative stability.

     As of April 30, 2002, approximately (92.0%) the portfolio was comprised of Kansas bonds - with (0.2%) invested in debt obligations issued in Guam, and (7.7%) in cash equivalents. /2/

     The securities within the Fund maintained an average credit quality of AA+, while the portfolio had an average maturity of 8.35 years./2/

     Performance. For the six months ended April 30, 2002, the Fund produced a total return of 1.06%./3/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of 1.45%./4/

     Looking ahead, we expect some increase in interest rates; it may not happen immediately, but should work its way into the financial system later this year. We certainly view the market with more caution than we did 12 months ago, and we're not inclined to significantly extend the Fund's average maturity or duration (the latter being a measure of how sensitive the portfolio is to interest rate movements). After August, we should have a better sense of what steps the Fed is likely to take for the rest of this calendar year and the implications for the municipal market.

/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/2/ The composition of the Fund's holdings is subject to change.
/3/ NAV total return for the period(s) ended April 30, 2002. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to commencement of operations. The performance also reflects reinvestment of all dividends and capital-gains distributions.
/4/ The Lehman Brothers 7-Year General Obligations Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Statement of Assets and Liabilities

                                                                  April 30, 2002
                                                                    (Unaudited)
Assets:
Investments, at amortized cost                                      $69,004,968
Cash                                                                     15,011
Interest and dividends receivable                                        83,894
Receivable from advisor                                                   1,650
Prepaid expenses and other assets                                         7,523
                                                                    -----------
Total Assets                                                         69,113,046
                                                                    -----------

Liabilities:
Dividends payable                                      $   79,858
Investments purchased payable                           2,005,640
Accrued expenses and other payables:
  Investment advisory fees                                  8,698
  Administration fees                                       1,854
  Service organization fees                                 4,639
  Custodian fees                                            1,160
  Other payables                                            6,381
                                                       ----------
Total Liabilities                                                     2,108,230
                                                                    -----------
Net Assets consist of:
Capital                                                             $66,988,593
Accumulated net investment income                                        15,906
Accumulated net realized gains from investments                             317
                                                                    -----------
Net Assets                                                          $67,004,816
                                                                    ===========

Service Shares:
  Net Assets                                                        $67,004,816
  Outstanding Units of Beneficial Interest (Shares):                 66,947,772
  Offering and redemption price per share                           $      1.00
                                                                    ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Statement of Operations

                                                          Six months ended April 30, 2002
                                                                              (Unaudited)
Investment Income:
   Interest income                                                            $   851,503
                                                                              -----------
Total Investment Income                                                           851,503
                                                                              -----------

Expenses:
   Investment advisory fees                               $    90,775
   Administration fees                                         72,619
   12b-1 fees                                                  90,773
   Service organization fees                                   90,773
   Accounting fees                                             16,292
   Custodian fees                                               7,261
   Transfer agent fees                                          1,270
   Other fees                                                  37,829
                                                          -----------

Total expenses before fee reductions                                              407,592
   Expenses reduced by the Investment Advisor                                     (45,317)
   Expenses reduced by the Distributor                                            (90,773)
   Expenses reduced by the Service Organizations                                  (56,693)
                                                                              -----------
   Net Expenses                                                                   214,809
                                                                              -----------
Net Investment Income                                                             636,694
                                                                              -----------

Realized Gains from Investments:

Net realized gains from investment transactions                                       317
                                                                              -----------

Change in Net Assets Resulting from
   Operations                                                                 $   637,011
                                                                              ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Statements of Changes in Net Assets

                                                        Six months ended       Year ended
                                                            April 30,          October 31,
                                                              2002                 2001
                                                        ----------------     ---------------
                                                           (Unaudited)
From Investment Activities:
Operations:
  Net investment income                                   $     636,694        $   3,626,744
  Net realized gains from investment transactions                   317               53,085
                                                          -------------        -------------
Change in net assets from operations                            637,011            3,679,829
                                                          -------------        -------------

Distributions to Shareholders:
  From net investment income                                   (641,727)          (3,621,712)
                                                          -------------        -------------
Change in net assets from shareholder distributions            (641,727)          (3,621,712)
                                                          -------------        -------------

Capital Share Transactions:
  Proceeds from shares issued                                42,031,878          146,391,853
  Dividends reinvested                                            1,270                6,079
  Cost of shares redeemed                                   (48,321,991)        (146,884,250)
                                                          -------------        -------------
Change in net assets from capital share transactions         (6,288,843)            (486,318)
                                                          -------------        -------------

Change in net assets                                         (6,293,559)            (428,201)

Net Assets:
  Beginning of period                                        73,298,375           73,726,576
                                                          -------------        -------------
  End of period                                           $  67,004,816        $  73,298,375
                                                          =============        =============

Share Transactions:
  Issued                                                     42,031,878          146,391,853
  Reinvested                                                      1,270                6,079
  Redeemed                                                  (48,321,991)        (146,884,250)
                                                          -------------        -------------
Change in Shares                                             (6,288,843)            (486,318)
                                                          =============        =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Statement of Assets and Liabilities

                                                                 April 30, 2002
                                                                    (Unaudited)
Assets:
Investments, at value (cost $ 44,566,172)                          $ 45,063,570
Investment in affiliates, at value (cost $ 1,581,606)                 1,581,606
                                                                   ------------
 Total Investments                                                   46,645,176
                                                                   ------------
Interest and dividends receivable                                       482,951
Receivable for investments sold                                           1,464
Receivable from advisor                                                   1,322
Prepaid expenses and other assets                                         3,662
                                                                   ------------
Total Assets                                                         47,134,575
                                                                   ------------

Liabilities:
Dividends payable                                     $  136,580
Accrued expenses and other payables:
 Investment advisory fees                                  7,301
 Administration fees                                       1,283
 Service organization fees                                 3,073
 Custodian fees                                              768
 Other payables                                            2,266
                                                      ----------
Total Liabilities                                                       151,271
                                                                   ------------

Net Assets consist of:
Capital                                                            $ 46,323,845
Accumulated net investment income                                         3,824
Accumulated net realized gains from investment
  transactions                                                          158,237
Unrealized appreciation from investments                                497,398
                                                                   ------------
Net Assets                                                         $ 46,983,304
                                                                   ============

Service Shares:
 Net Assets                                                        $ 46,983,304
 Outstanding Units of Beneficial Interest (Shares)                    4,618,356
 Redemption price per share                                        $      10.17
                                                                   ============
Maximum Sales Charge - Service Shares                                      3.75%
                                                                   ------------

Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset value
 adjusted to the nearest cent) per share -
 Service Shares                                                         $ 10.57
                                                                   ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Statement of Operations

                                                 Six months ended April 30, 2002
                                                                     (Unaudited)
Investment Income:
  Interest income                                                   $ 1,120,093
  Dividend income from affiliates                                        18,581
                                                                    ------------
Total Investment Income                                               1,138,674
                                                                    ------------

Expenses:
  Investment advisory fees                           $ 92,529
  Administration fees                                  46,265
  12b-1 fees                                           57,830
  Service organization fees                            57,830
  Accounting fees                                      22,440
  Custodian fees                                        4,626
  Transfer agent fees                                   1,115
  Other fees                                           20,844
                                                     --------

Total expenses before fee reductions                                    303,479
  Expenses reduced by the Investment Advisor                            (55,981)
  Expenses reduced by the Distributor                                   (57,830)
  Expenses reduced by the Service Organizations                         (39,326)
                                                                    ------------
  Net Expenses                                                          150,342
                                                                    ------------
Net Investment Income                                                   988,332
                                                                    ------------

Realized/Unrealized Gains (Losses) from
  Investments:
Net realized gains from investment
  transactions                                                          158,234
Change in unrealized appreciation/depreciation
  from investments                                                     (979,340)
                                                                    ------------
Net realized/unrealized losses from investments                        (821,106)
                                                                    ------------

Change in Net Assets Resulting from
  Operations                                                        $   167,226
                                                                    ============


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Statements of Changes in Net Assets


                                                    Six months ended      Year ended
                                                        April 30,        October 31,
                                                          2002             2001
                                                    ----------------     ------------
                                                      (Unaudited)
From Investment Activities:
Operations:
  Net investment income                              $      988,332      $  2,623,398
  Net realized gains from investment
   transactions                                             158,234           673,221
  Change in unrealized appreciation/depreciation
   from investments                                        (979,340)        1,498,846
                                                     ---------------     -------------
Change in net assets from operations                        167,226         4,795,465
                                                     ---------------     -------------

Distributions to Shareholders:
  From net investment income                               (987,372)       (2,623,398)
  From net realized gains from investment
   transactions                                            (215,785)                -
                                                     ---------------     -------------
Change in net assets from shareholder distributions      (1,203,157)       (2,623,398)
                                                     ---------------     -------------

Capital Share Transactions:
  Proceeds from shares issued                             3,702,194         4,445,352
  Dividends reinvested                                      377,579           855,488
  Cost of shares redeemed                                (3,684,796)      (11,832,818)
                                                     ---------------     -------------
Change in net assets from capital share transactions        394,977        (6,531,978)
                                                     ---------------     -------------

Change in net assets                                       (640,954)       (4,359,911)

Net Assets:
  Beginning of period                                    47,624,258        51,984,169
                                                     ---------------     -------------
  End of period                                      $   46,983,304      $ 47,624,258
                                                     ===============     =============

Share Transactions:
  Issued                                                    363,368           435,735
  Reinvested                                                 36,927            84,231
  Redeemed                                                 (360,790)       (1,160,580)
                                                     ---------------     -------------
Change in Shares                                             39,505          (640,614)
                                                     ===============     =============


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Statement of Assets and Liabilities

                                                                                                        April 30, 2002
                                                                                                            (Unaudited)
Assets:
Investments, at value (cost $ 44,612,172)                                                                 $ 45,758,706
Investments in affiliates, at value (cost $ 1,010,673)                                                       1,010,673
                                                                                                   --------------------
  Total Investments                                                                                         46,769,379
                                                                                                   --------------------
Interest and dividends receivable                                                                              515,512
Receivable for investments sold                                                                                    663
Prepaid expenses and other assets                                                                                3,873
                                                                                                   --------------------
Total Assets                                                                                                47,289,427
                                                                                                   --------------------

Liabilities:
Dividends payable                                                                 $     193,311
Payable for investments purchased                                                     1,993,438
Accrued expenses and other payables:
  Investment advisory fees                                                               10,712
  Administration fees                                                                     1,235
  Service organization fees                                                               1,807
  Custodian fees                                                                            739
  Other payables                                                                          1,875
                                                                                ----------------
Total Liabilities                                                                                            2,203,117
                                                                                                   --------------------

Net Assets consist of:
Capital                                                                                                   $ 44,181,401

Accumulated net investment income                                                                               57,337
Accumulated net realized losses from investment
  transactions                                                                                                (298,962)
Unrealized appreciation from investments                                                                     1,146,534
                                                                                                   --------------------
Net Assets                                                                                                $ 45,086,310
                                                                                                   ====================

Service Shares:
  Net Assets                                                                                              $ 45,086,310
  Outstanding Units of Beneficial Interest (Shares)                                                          4,356,602
  Redemption price per share                                                                              $      10.35
                                                                                                   ====================

  Maximum Sales Charge - Service Shares                                                                           3.75%
                                                                                                   --------------------

  Maximum Offering Price (100%/(100%- Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share - Service Shares                                              $      10.75
                                                                                                   ====================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Statement of Operations

                                                      Six months ended April 30, 2002
                                                              (Unaudited)
Investment Income:
  Interest income                                                         $ 1,349,995
  Dividend income from affiliates                                              12,700
                                                                    ------------------
Total Investment Income                                                     1,362,695
                                                                    ------------------

Expenses:
  Investment advisory fees                               $ 87,593
  Administration fees                                      43,797
  12b-1 fees                                               54,746
  Service organization fees                                54,746
  Accounting fees                                          22,911
  Custodian fees                                            4,379
  Transfer agent fees                                       1,088
  Other fees                                               19,890
                                                     -------------

Total expenses before fee reductions                                          289,150
  Expenses reduced by the Investment Advisor                                  (30,775)
  Expenses reduced by the Distributor                                         (54,746)
  Expenses reduced by the Service Organizations                               (37,229)
                                                                    ------------------
  Net Expenses                                                                166,400
                                                                    ------------------
Net Investment Income                                                       1,196,295
                                                                    ------------------

Realized/Unrealized Gains (Losses) from
  Investments:
Net realized gains from investment
  transactions                                                                128,646
Change in unrealized appreciation/depreciation
  from investments                                                           (989,393)
                                                                    ------------------
Net realized/unrealized losses from investments                              (860,747)
                                                                    ------------------

Change in Net Assets Resulting from
  Operations                                                              $   335,548
                                                                    ==================

                          See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Statements of Changes in Net Assets


                                                      Six months ended     Year ended
                                                         April 30,         October 31,
                                                           2002               2001
                                                      ----------------    -------------
                                                       (Unaudited)

From Investment Activities:
Operations:
  Net investment income                               $  1,196,295        $  2,510,531
  Net realized gains from investment
   transactions                                            128,646             708,483
  Change in unrealized appreciation/depreciation
   from investments                                       (989,393)          2,487,683
                                                      -------------       -------------
Change in net assets from operations                       335,548           5,706,697
                                                      -------------       -------------

Distributions to Shareholders:
  From net investment income                            (1,137,290)         (2,510,531)
                                                      -------------       -------------
Change in net assets from shareholder distributions     (1,137,290)         (2,510,531)
                                                      -------------       -------------

Capital Share Transactions:
  Proceeds from shares issued                            4,553,523           5,978,137
  Dividends reinvested                                     284,682             617,972
  Cost of shares redeemed                               (4,397,098)        (10,437,016)
                                                      -------------       -------------
Change in net assets from capital share transactions       441,107          (3,840,907)
                                                      -------------       -------------

Change in net assets                                      (360,635)           (644,741)

Net Assets:
  Beginning of period                                   45,446,945          46,091,686
                                                      -------------       -------------
  End of period                                       $ 45,086,310        $ 45,446,945
                                                      =============       =============

Share Transactions:
  Issued                                                   442,260             586,125
  Reinvested                                                27,536              60,986
  Redeemed                                                (426,732)         (1,025,659)
                                                      -------------       -------------
Change in Shares                                            43,064            (378,548)
                                                      =============       =============


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Statement of Assets and Liabilities

                                                                                               April 30, 2002
                                                                                                  (Unaudited)
Assets:
Investments, at value (cost $ 68,428,620)                                                       $ 77,664,292
Investment in affiliates, at value (cost $ 19,549)                                                    19,549
                                                                                             ----------------
  Total Investments                                                                               77,683,841
Cash                                                                                                 391,527
Dividends receivable                                                                                 139,104
Receivable for investments sold                                                                    3,114,202
Prepaid expenses and other assets                                                                      5,252
                                                                                             ----------------
Total Assets                                                                                      81,333,926
                                                                                             ----------------

Liabilities:
Payable for investments purchased                                                $ 547,337
Accrued expenses and other payables:
  Investment advisory fees                                                          58,365
  Administration fees                                                                2,202
  Service organization fees                                                          4,944
  Custodian fees                                                                     1,341
  Other payables                                                                     4,630
                                                                                -----------
Total Liabilities                                                                                    618,819
                                                                                             ----------------

Net Assets consist of:
Capital                                                                                         $ 76,908,231
Accumulated net investment income                                                                    365,225
Accumulated net realized losses from investment
  transactions                                                                                    (5,794,021)
Unrealized appreciation from investments                                                           9,235,672
                                                                                             ----------------
Net Assets                                                                                      $ 80,715,107
                                                                                             ================

Service Shares:
  Net Assets                                                                                    $ 80,715,107
  Outstanding Units of Beneficial Interest (Shares)                                                7,064,544
  Redemption price per share                                                                    $      11.43
                                                                                             ================

  Maximum Sales Charge - Service Shares                                                                 5.00%
                                                                                             ----------------

  Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share - Service Shares                                    $      12.03
                                                                                             ================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Statement of Operations

                                                         Six months ended April 30, 2002
                                                                          (Unaudited)
Investment Income:
 Interest income
  Dividend income                                                           $ 1,035,820
  Dividend income from affiliates                                                31,907
  Foreign tax withholding                                                          (855)
                                                                        ----------------
Total Investment Income                                                       1,066,872
                                                                        ----------------

Expenses:
  Investment advisory fees                                  $ 387,780
  Administration fees                                          77,557
  12b-1 fees                                                   96,945
  Service organization fees                                    96,945
  Accounting fees                                              17,001
  Custodian fees                                                7,755
  Transfer agent fees                                           1,848
  Other fees                                                   32,773
                                                         -------------

Total expenses before fee reductions                                            718,604
  Expenses reduced by the Investment Advisor                                    (55,325)
  Expenses reduced by the Distributor                                           (96,945)
  Expenses reduced by the Service Organizations                                 (65,930)
                                                                        ----------------
  Net Expenses                                                                  500,404
                                                                        ----------------
Net Investment Income                                                           566,468
                                                                        ----------------

Realized/Unrealized Gains (Losses) from
  Investments:
Net realized lossess from investment
  transactions                                                               (1,168,678)
Change in unrealized appreciation/depreciation
  from investments                                                            7,114,835
                                                                        ----------------
Net realized/unrealized gains from
  investments                                                                 5,946,157
                                                                        ----------------

Change in Net Assets Resulting from
  Operations                                                                $ 6,512,625
                                                                        ================

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Statements of Changes in Net Assets


                                                                   Six months ended    Year ended
                                                                       April 30,       October 31,
                                                                         2002             2001
                                                                   ----------------    -----------
                                                                     (Unaudited)
From Investment Activities:
Operations:
 Net investment income                                             $    566,468      $  1,049,490
 Net realized gains (losses) from investment transactions            (1,168,678)        4,275,756
 Change in unrealized appreciation/depreciation from investments      7,114,835        (6,648,019)
                                                                   ------------      ------------
Change in net assets from operations                                  6,512,625        (1,322,773)
                                                                   ------------      ------------
Distributions to Shareholders:
 From net investment income                                          (1,030,963)       (1,351,372)
                                                                   ------------      ------------
Change in net assets from shareholder distributions                  (1,030,963)       (1,351,372)
                                                                   ------------      ------------

Capital Share Transactions:
 Proceeds from shares issued                                          7,347,061        12,317,424
 Dividends reinvested                                                   537,703           698,997
 Cost of shares redeemed                                             (6,114,279)      (20,670,309)
                                                                   ------------      ------------
Change in net assets from capital share transactions                  1,770,485        (7,653,888)
                                                                   ------------      ------------
Change in net assets                                                  7,252,147       (10,328,033)

Net Assets:
 Beginning of period                                                 73,462,960        83,790,993
                                                                   ------------      ------------
 End of period                                                     $ 80,715,107      $ 73,462,960
                                                                   ============      ============

Share Transactions:
 Issued                                                                 660,160         1,065,359
 Reinvested                                                              48,355            63,430
 Redeemed                                                              (548,021)       (1,778,748)
                                                                   ------------      ------------
Change in Shares                                                        160,494          (649,959)
                                                                   ============      ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Statement of Assets and Liabilities

                                                                  April 30, 2002
                                                                     (Unaudited)
Assets:
Investment in
  International Equity Portfolio,
   at value (cost $ 57,296,733)                                    $ 55,129,545
Prepaid expenses and other assets                                         4,421
                                                                   -------------
Total Assets                                                         55,133,966
                                                                   -------------

Liabilities:
  Investment advisory fees                          $ 15,646
  Administration fees                                  1,132
  Service organization fees                            3,576
  Other payables                                       2,651
                                                    --------
Total Liabilities                                                        23,005
                                                                   -------------

Net Assets consist of:
Capital                                                            $ 61,034,554
Accumulated net investment income                                       116,456
Accumulated net realized losses from investment
 transactions                                                        (3,872,861)
Unrealized depreciation from investments                             (2,167,188)
                                                                   -------------
Net Assets                                                         $ 55,110,961
                                                                   =============

Service Shares:
  Net Assets                                                       $ 55,110,961
  Outstanding Units of Beneficial Interest (Shares)                   5,358,418
  Redemption price per share                                       $      10.28
                                                                   =============

  Maximum Sales Charge - Service Shares                                    5.00%
                                                                   -------------

  Maximum Offering Price (100%/(100%-
   Maximum Sales Charge) of net asset value
   adjusted to the nearest cent) per share -
   Service Shares                                                  $      10.82
                                                                   =============


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Statement of Operations

                                                 Six months ended April 30, 2002
                                                                     (Unaudited)
Investment Income allocated from
International Equity Portfolio:
 Income from International Equity Portfolio                         $   614,626
 Foreign tax withholding                                                (85,627)
 Expenses from International Equity Portfolio                          (116,759)
                                                                    -----------
Net Investment Income allocated from
International Equity Portfolio:                                         412,240
                                                                    -----------
Expenses:
 Investment advisory fees                         $ 102,240
 Administration fees                                 38,340
 12b-1 fees                                          63,900
 Service organization fees                           63,900
 Accounting fees                                     14,876
 Transfer agent fees                                  1,373
 Other fees                                          21,862
                                                  ---------

Total expenses before fee reductions                                    306,491
 Expenses reduced by the Investment Advisor                             (12,780)
 Expenses reduced by the Distributor                                    (63,900)
 Expenses reduced by the Service Organizations                          (43,458)
                                                                    -----------
 Net Expenses                                                           186,353
                                                                    -----------
Net Investment Income                                                   225,887
                                                                    -----------

Realized/Unrealized Gains (Losses) from
 Investments:
Net realized losses from investment
 transactions                                                        (1,667,715)
Change in unrealized appreciation/depreciation
 from investments                                                     7,285,510
Net realized/unrealized gains from                                  -----------
 investments                                                          5,617,795
                                                                    -----------
Change in Net Assets Resulting from
 Operations                                                         $ 5,843,682
                                                                    ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Statements of Changes in Net Assets

                                                                   Six months ended          Year ended
                                                                      April 30,              October 31,
                                                                         2002                    2001
                                                                   ----------------         -------------
From Investment Activities:                                           (Unaudited)
Operations:
  Net investment income                                              $    225,887            $    594,288
  Net realized losses from investment transactions                     (1,667,715)             (2,035,661)
  Change in unrealized appreciation/depreciation from investments       7,285,510              (7,861,351)
                                                                     ------------            ------------
Change in net assets from operations                                    5,843,682              (9,302,724)
                                                                     ------------            ------------

Distributions to Shareholders:

  From net investment income                                             (325,334)               (354,960)
  From net realized gains from investment transactions                          -              (7,158,192)
                                                                     ------------            ------------
Change in net assets from shareholder distributions                      (325,334)             (7,513,152)
                                                                     ------------            ------------

Capital Share Transactions:

  Proceeds from shares issued                                           7,005,578              12,107,289
  Dividends reinvested                                                    167,948               3,852,501
  Cost of shares redeemed                                              (5,623,637)            (11,270,474)
                                                                     ------------            ------------
Change in net assets from capital share transactions                    1,549,889               4,689,316
                                                                     ------------            ------------

Change in net assets                                                    7,068,237             (12,126,560)

Net Assets:

  Beginning of period                                                  48,042,724              60,169,284
                                                                     ------------            ------------
  End of period                                                      $ 55,110,961            $ 48,042,724
                                                                     ============            ============

Share Transactions:

  Issued                                                                  716,980               1,147,240
  Reinvested                                                               17,716                 344,281
  Redeemed                                                               (575,210)             (1,029,233)
                                                                     ------------            ------------
Change in Shares                                                          159,486                 462,288
                                                                     ============            ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Statement of Assets and Liabilities

                                                                 April 30, 2002
                                                                    (Unaudited)
Assets:
Investments, at value (cost $ 140,371,434)                        $ 144,558,931
Interest and dividends receivable                                     1,631,886
Prepaid expenses and other assets                                        10,842
                                                                  -------------
Total Assets                                                        146,201,659
                                                                  -------------

Liabilities:

Dividends payable                                 $ 467,827
Payable for investments purchased                 1,001,070
Accrued expenses and other payables:
  Investment advisory fees                           17,615
  Administration fees                                 3,936
  Service organization fees                           9,106
  Custodian fees                                      2,276
  Other payables                                     12,868
                                                  ---------
Total Liabilities                                                     1,514,698
                                                                  -------------

Net Assets consist of:

Capital                                                             142,410,729
Accumulated net investment income                                        76,364
Accumulated net realized losses from investment
 transactions                                                        (1,987,629)
Unrealized appreciation from investments                              4,187,497
                                                                  -------------
Net Assets                                                        $ 144,686,961
                                                                  =============
Service Shares:
 Net Assets                                                       $ 144,686,961
 Outstanding Units of Beneficial Interest (Shares)                   13,455,763
 Redemption price per share                                             $ 10.75
                                                                  =============
 Maximum Sales Charge - Service Shares                                     4.00%
                                                                  -------------
 Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share -
  Service Shares                                                  $       11.20
                                                                  =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Statement of Operations

                                                Six months ended April 30, 2002
                                                                    (Unaudited)
Investment Income:
 Interest income                                                    $ 3,423,369
 Dividend income                                                         33,876
                                                                    -----------
Total Investment Income                                               3,457,245
                                                                    -----------
Expenses:
 Investment advisory fees                          $ 211,983
 Administration fees                                 141,325
 12b-1 fees                                          117,964
 Service organization fees                           176,654
 Accounting fees                                      29,730
 Custodian fees                                       14,131
 Transfer agent fees                                   8,153
 Other fees                                           54,453
                                                   ---------

Total expenses before fee reductions                                    754,393
 Expenses reduced by the Investment Advisor                             (92,336)
 Expenses reduced by the Distributor                                   (117,964)
 Expenses reduced by the Service Organizations                         (120,141)
                                                                    -----------
 Net Expenses                                                           423,952
                                                                    -----------
Net Investment Income                                                 3,033,293
                                                                    -----------
Realized/Unrealized Gains (Losses) from
 Investments:
Net realized gains from investment
 transactions                                                             9,531
Change in unrealized appreciation/depreciation
 from investments                                                    (1,552,065)
                                                                    -----------
Net realized/unrealized losses from
 investments                                                         (1,542,534)
                                                                    -----------
Change in Net Assets Resulting from
 Operations                                                         $ 1,490,759
                                                                    ===========


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Statements of Changes in Net Assets

                                                                                  Six months ended          Year ended
                                                                                     April 30,             October 31,
                                                                                        2002                   2001
                                                                                  -----------------      -----------------
From Investment Activities:                                                           (Unaudited)
Operations:
 Net investment income                                                            $        3,033,293    $        6,141,543
 Net realized gains from investment transactions                                               9,531                40,890
 Change in unrealized appreciation/depreciation from investments                          (1,552,065)            6,787,486
                                                                                  ------------------     -----------------
Change in net assets from operations                                                       1,490,759            12,969,919
                                                                                  ------------------     -----------------

Distributions to Shareholders:
 From net investment income                                                               (2,950,664)           (6,150,072)
                                                                                  ------------------     -----------------
Change in net assets from capital share transactions                                      (2,950,664)           (6,150,072)
                                                                                  ------------------     -----------------

Capital Transactions:
 Proceeds from shares issued                                                              21,301,294            19,950,117
 Dividends reinvested                                                                        454,805               638,073
 Cost of shares redeemed                                                                 (18,457,648)          (25,192,467)
                                                                                  ------------------     -----------------
Change in net assets from capital transactions                                             3,298,451            (4,604,277)
                                                                                  ------------------     -----------------

Change in net assets                                                                       1,838,546             2,215,570

Net Assets:
 Beginning of period                                                                     142,848,415           140,632,845
                                                                                  ------------------     -----------------
 End of period                                                                    $      144,686,961     $     142,848,415
                                                                                  ==================     =================

Share Transactions:
 Issued                                                                                    1,988,681             1,869,977
 Reinvested                                                                                   42,435                59,928
 Redeemed                                                                                 (1,728,345)           (2,362,811)
                                                                                  ------------------     -----------------
Change in Shares                                                                             302,771              (432,906)
                                                                                  ==================     =================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
April 30, 2002
(Unaudited)

                                                                Principal
                                                             Amount/ Shares                Value
                                                             --------------                -----
Bank Notes (23.1%)
Banking (23.1%)
Banco Popular de Puerto Rico, 2.13%*,                           $3,500,000             $  3,500,000
  6/14/02
Bank One, 2.05%*, 7/24/02                                        3,000,000                3,004,435
Branch Banking & Trust, 2.15%*, 6/24/02                          3,000,000                3,000,792
First Union National Bank, 2.04%*, 6/6/02                        3,000,000                3,001,501
National City Bank, 2.04%*, 7/10/02                              3,000,000                3,001,189
                                                                                       ------------
Total Bank Notes                                                                         15,507,917
                                                                                       ------------

Commercial Paper (50.2%)
Asset Backed Securities (18.2%)
Golden Funding Corp., 1.96%**,                                   3,000,000                2,983,013
  8/13/02 (b)
K2 LLC, 1.95%**, 6/14/02 (c)                                     3,500,000                3,491,659
Old Line Funding, 1.86%**, 5/2/02 (b) (c)                        2,705,000                2,704,860
Scaldis Capital LLC, 1.90%**, 5/31/02 (b) (c)                    3,000,000                2,995,250
                                                                                       ------------
                                                                                         12,174,782
                                                                                       ------------

Banking (27.5%)
Atlantis One Funding, 1.83%**, 5/3/02 (b) (c)                    3,000,000                2,999,694
Danske Corp., 1.85%**, 7/8/02                                    3,000,000                2,989,517
Deutsche Bank Financial LLC,                                     3,000,000                2,977,707
  1.76%**, 9/30/02
Kitty Hawk Funding Corp., 1.88%**,                               3,000,000                2,994,202
  6/7/02 (b) (c)
Societe Generale North America,                                  1,500,000                1,497,760
  3.36%**, 5/17/02
Stellar Funding, 1.87%**, 5/7/02 (b) (c)                         2,000,000                1,999,377
Westdeutsche LandesBank, 1.85%**,                                3,000,000                2,992,138
                                                                                       ------------
  6/21/02 (b) (c)
                                                                                         18,450,395
                                                                                       ------------

Financial - Leasing Company (4.5%)
General Electric Capital Corp., 1.92%**,                         3,000,000                2,983,520
                                                                                       ------------
   8/12/02

Total Commercial Paper                                                                   33,608,697
                                                                                       ------------

Corporate Bonds (4.5%)
Foreign Banking (4.5%)
AB Spintab, 2.02%*, 5/13/02                                      3,000,000                2,999,762
                                                                                       ------------
Total Corporate Bonds                                                                     2,999,762
                                                                                       ------------

Funding Agreements (4.5%)
The Travelers Insurance Co., 2.03%*,                             3,000,000                3,000,000
                                                                                       ------------
  6/10/02 (d) (e)

Total Funding Agreements                                                                  3,000,000
                                                                                       ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                Principal
                                                              Amount/ Shares               Value
                                                              --------------               -----
Medium Term/Senior Notes (16.8%)
Banking (4.9%)
Wells Fargo & Co., Series A, 1.98%*, 5/7/02                     $3,250,000             $ 3,252,371
                                                                                       -----------

Financial Services (7.4%)
Morgan Stanley Dean Witter, Series C,                            3,000,000               3,003,487
  2.15%*, 7/16/02
Salomon Smith Barney, Series H,                                  2,000,000               2,005,640
                                                                                       -----------
  2.18%*, 7/29/02

                                                                                         5,009,127
                                                                                       -----------

Motor Vehicles (4.5%)
American Honda Finance, 1.96%*, 6/12/02 (b)                      3,000,000               3,000,000
                                                                                       -----------
Total Medium Term/Senior Notes                                                          11,261,498
                                                                                       -----------

Investment Companies (3.9%)
AIM Liquid Assets Portfolio                                          4,826                   4,826
One Group Institutional Prime Money                              2,622,268               2,622,268
                                                                                       -----------
  Market
Total Investment Companies                                                               2,627,094
                                                                                       -----------

Total Investments (Amortized Cost $69,004,968) (a) - 103.0%                             69,004,968
Liabilities in excess of other assets - (3.0)%                                          (2,000,152)
                                                                                       -----------
NET ASSETS - 100.0%                                                                    $67,004,816
                                                                                       ===========

(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Represents section 4(2) commercial paper which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(d) Includes 90-day unconditional put.

(e) Illiquid security with a market value which represents 4.3% of the market value of the fund's investments.

* Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2002. Maturity date reflects next rate change date.

** Discount securities. The rate represents the effective yield on date of purchase.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments
April 30, 2002
(Unaudited)

                                                                Principal
                                                                 Amount                      Value
                                                                 ------                      -----
Asset Backed Securities (6.8%)
Capital Auto Receivables Asset Trust,                           $1,000,000                  $1,001,166
  Series 2001-1, Class A5, 1.94%*, 5/15/02

Household Consumer Loan Trust, Series                               96,426                      96,621
   1995-1, Class A, 2.10%*, 5/15/02

Main Place Fund, Series 1999-1,                                  1,000,000                   1,000,115
   2.03%*, 5/28/02

Principal Residential Mortgage, Seriers                            500,000                     500,000
   2001-1, Class A2, 2.15%*, 5/20/02 (b)

Residential Asset Securities Corp.,                                 66,096                      66,162
   Series 1997-KS3, Class MII1, 2.27%*, 5/25/02

USAA Auto Owner Trust, Series                                      500,000                     514,032
                                                                                            ----------
   2001-1, Class A4, 5.08%, 3/15/06
Total Asset Backed Securities                                                                3,178,096
                                                                                            ----------

Collateralized Mortgage Obligations (20.2%)
Collateralized Mortgage Obligation                                 286,810                     291,769
   Trust, Series 64, Class Z, 9.00%, 11/20/20

Fannie Mae, Series 1993-76, Class PH,                            1,620,000                   1,667,022
   6.00%, 8/25/07

Fannie Mae, Series 1999-19, Class PC,                            1,090,452                   1,107,411
   6.00%, 9/25/14

Fannie Mae, Series 1999-35, Class PH,                              500,000                     518,023
   6.00%, 6/25/20

Freddie Mac, Series 2091, Class PC,                              1,250,000                   1,284,937
   6.00%, 6/15/16

Freddie Mac, Series 2298, Class PG,                              1,100,000                   1,136,330
   6.00%, 5/15/19

Freddie Mac, Series 1694, Class A,                                 750,000                     786,980
   6.50%, 9/15/23

Mall of America Capital Co., LLC,                                  600,000                     598,013
   Series 2000-1, Class A, 2.16%*, 5/12/02 (b)

Merrill Lynch Mortgage Investors, Inc.,                             40,088                      40,033
   Series 1992-H, Class A1-1, 6.38%*, 5/1/02

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                  Principal
Collateralized Mortgage Obligations, continued                      Amount                   Value
                                                                    ------                   -----
Merrill Lynch Mortgage Investors, Inc.,                      $      28,445            $     28,472
   Series 1993-F, Class A3, 2.48%*, 5/15/02

Merrill Lynch Mortgage Investors, Inc.,                             40,701                  41,355
   Series 1994-D, Class A, 6.59%, 4/25/24

Small Business Administration, Series                              402,566                 440,599
   2000-10C, Class 1, 7.88%, 5/1/10

Vendee Mortgage Trust, Series 2001-1,                            1,500,000               1,571,528
                                                                                      ------------
   Class 2B, 7.00%, 12/15/22
Total Collateralized Mortgage Obligations                                                9,512,472
                                                                                      ------------

Corporate Bonds (16.9%)
Aerospace/Defense Equipment (0.5%)
General Dynamics Corp., 2.13%*,                                    225,000                 225,158
                                                                                      ------------
   6/3/02, Callable 9/1/02 @ 100 (b)

Banking (2.6%)
Bank One Corp., 7.63%, 8/1/05                                      125,000                 135,782
First Union Corp., 6.95%, 11/1/04                                  300,000                 319,310
Marshall & Ilsley Corp., 6.38%, 7/15/03                            300,000                 311,365
PNC Bank N.A., 7.88%, 4/15/05                                      400,000                 431,620
                                                                                      ------------
                                                                                         1,198,077
                                                                                      ------------

Chemicals (0.4%)
Praxair, Inc., 6.75%, 3/1/03                                       160,000                 165,183
                                                                                      ------------

Electric - Generation (0.3%)
Reliant Energy, Inc., 7.40%, 11/15/02 (b)                          150,000                 152,570
                                                                                      ------------

Financial Services (3.6%)
Citigroup, Inc., 5.75%, 5/10/06                                    200,000                 205,629
   GMAC Mortgage Corp., Series                                     500,000                 499,844
   2001-HE3, Class A2, 2.13%*, 5/25/02
Morgan Stanley Dean Witter, 6.10%,                                 200,000                 205,995
   4/15/06
Prudential Insurance Co., 6.88%,                                   150,000                 153,979
   4/15/03 (b)
Qwest Capital Funding, 6.13%, 7/15/02                              350,000                 343,665
Structured Asset Trust Unit                                        300,000                 300,049
                                                                                      ------------
   Repackaging, 2.20%*, 5/28/02 (b)
                                                                                         1,709,161
                                                                                      ------------

Food/Beverage Products (1.0%)
Campbell Soup Co., 2.40%*, 7/18/02                                 150,000                 150,598
Conagra Foods Inc., 2.62%*, 6/10/02                                150,000                 150,209
Kellogg Co., Series B, 5.50%, 4/1/03                               150,000                 152,887
                                                                                      ------------
                                                                                           453,694
                                                                                      ------------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                 Principal
Corporate Bonds, continued                                         Amount                                                   Value
                                                                   ------                                                   -----
Household laundry equipment (0.3%)
Maytag Corp., Series D, 7.61%, 3/3/03                             $150,000                                             $    155,437
                                                                                                                            -------

Metals & Mining (0.4%)
Alcoa Inc., 2.20%*, 6/6/02                                         170,000                                                  170,179
                                                                                                                            -------

Multimedia (0.4%)
Viacom, Inc., 6.75%, 1/15/03                                       170,000                                                  174,593
                                                                                                                            -------

Oil & Gas Exploration Products & Services (1.8%)
Conoco, Inc., 2.83%*, 7/15/02                                      200,000                                                  200,937
Smith International, Inc., 3.11%*, 7/15/02 (b)                     150,000                                                  150,224
Transocean Sedco Forex, 6.75%, 4/15/05                             200,000                                                  209,032
Union Pacific Resources, 6.50%, 5/15/05                            275,000                                                  287,008
                                                                                                                            -------
                                                                                                                            847,201
                                                                                                                            -------
Oil Field Services (1.1%)
Colonial Pipeline, 7.13%, 8/15/02 (b)                              500,000                                                  505,765
                                                                                                                            -------
Paper/Forest Products  (0.5%)
International Paper Co., 8.00%, 7/8/03                             225,000                                                  236,009
                                                                                                                            -------
Pharmaceuticals (0.9%)
Bristol-Myers Squibb Co., 4.75%, 10/1/06                           225,000                                                  223,052
Wyeth, 7.90%, 2/15/05                                              200,000                                                  219,173
                                                                                                                            -------
                                                                                                                            442,225
                                                                                                                            -------

Pipelines (0.3%)
Columbia Energy Group, Series B,                                   150,000                                                  150,641
                                                                                                                            -------
   6.61%, 11/28/02

Railroads (0.8%)
Union Pacific Corp., 2.59%*, 7/1/02                                385,000                                                  385,170
                                                                                                                            -------

Special Purpose Entity (0.4%)
Marlin Water Trust, 6.31%, 7/15/03 (b)                             210,000                                                   33,600
Monumental Global Funding, 6.05%,                                  150,000                                                  155,114
                                                                                                                            -------
   1/19/06 (b)
                                                                                                                            188,714
                                                                                                                            -------

Telecommunications (1.6%)
AT&T Corp., 5.63%, 3/15/04                                         375,000                                                  371,884
Sprint Corp., 8.13%, 7/15/02                                       400,000                                                  397,782
                                                                                                                            -------
                                                                                                                            769,666
                                                                                                                            -------
Total Corporate Bonds                                                                                                     7,929,443
                                                                                                                          ---------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                            Principal
                                                             Amount                                                    Value
                                                             ------                                                    -----
Medium Term/Senior Notes (7.4%)
Aerospace/Defense Equipment (0.3%)
Parker Hanifan Corp., 2.84%*, 7/1/02                         $150,000                                              $   150,184
                                                                                                                       -------

Airlines (0.2%)
NWA Trust, Series A, 8.26%, 3/10/06                           106,600                                                  103,517
                                                                                                                       -------

Banking (2.7%)
Bank of America Corp., Series H,                              300,000                                                  300,002
   2.15%*, 5/28/02
Key Corp Bank, Series F, 2.15%*, 5/30/02                      250,000                                                  249,410
Mercantile Bancorp, 7.05%, 6/15/04                            400,000                                                  424,517
Washington Mutual Bank, 2.29%*, 7/25/02                       260,000                                                  259,292
                                                                                                                       -------
                                                                                                                     1,233,221
                                                                                                                     ---------

Computer Hardware (0.3%)
Compaq Computer Corp., 6.20%, 5/15/03                         150,000                                                  151,182
                                                                                                                       -------

Electric - Integrated (0.5%)
Dominion Resources Inc., Series A,                            250,000                                                  250,426
                                                                                                                       -------
   2.64%*, 7/2/02, Callable 7/2/02 @ 100

Finance (1.3%)
Ford Motor Credit Co., 2.72%*, 6/10/02                        375,000                                                  368,543
Merrill Lynch & Co., 2.30%*, 5/22/02                          225,000                                                  226,202
                                                                                                                       -------
                                                                                                                       594,745
                                                                                                                       -------

Financial Services (1.5%)
GMAC Mortgage Corp., 2.67%*, 7/22/02                          180,000                                                  179,193
Golden Funding Corp., 2.36%*, 5/1/02 (b)                      250,000                                                  250,096
John Hancock Global Funding II,                               250,000                                                  250,779
                                                                                                                       -------
   2.15%*, 6/12/02 (b)
                                                                                                                       680,068
                                                                                                                       -------

Forestry (0.3%)
Weyerhaeuser Co., 3.09%*, 6/17/02 (b)                         150,000                                                  150,062
                                                                                                                       -------

Oil & Gas Exploration Products & Services (0.3%)
Ashland Inc., Series I, 2.52%*, 6/7/02                        150,000                                                  149,059
                                                                                                                       -------
Total Medium Term/Senior Notes                                                                                       3,462,464
                                                                                                                     ---------

Taxable Municipal Bonds (5.8%)
Arkansas (0.9%)
State, Water Waste Disposal, Series A,                        400,000                                                  408,820
                                                                                                                       -------
   GO, 4.85%, 7/1/03, OID

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                 Principal
Taxable Municipal Bonds, continued                                  Amount           Value
                                                                    ------           -----
California (0.8%)
San Francisco, Affordable Housing,                             $   350,000       $    357,910
                                                                                 ------------
   Series D, GO, 5.50%, 6/15/05, OID

Connecticut (0.8%)
State, Series A. GO, 6.50%, 12/1/03                                375,000            393,998
                                                                                 ------------

Illinois (0.9%)
Chicago, GO, 7.30%, 1/1/04, FGIC                                   400,000            422,104
                                                                                 ------------

New Jersey (1.4%)
Hudson County, GO, 6.09%, 9/1/05, FSA                              625,000            657,718
                                                                                 ------------

Oregon (0.5%)
Cow Creek Band Umpqua Tribe of                                     245,000            253,585
                                                                                 ------------
   Indians, Revenue, Series A, 6.20%,
   7/1/03, AMBAC (b)

Wisconsin (0.5%)
Beaver Dam, GO, 5.50%, 9/1/04                                      220,000            225,628
                                                                                 ------------
Total Taxable Municipal Bonds                                                       2,719,763
                                                                                 ------------

U.S. Government Agencies (26.3%)
Fannie Mae (26.3%)
1.97%*, 5/25/02                                                    327,433            327,331
4.88%*, 5/1/02                                                     117,911            120,326
5.00%, 2/14/03                                                  10,000,000         10,197,160
7.15%, 11/1/03                                                   1,421,602          1,477,181
8.50%, 8/1/30                                                      242,132            258,876
                                                                                 ------------
Total U.S. Government Agencies                                                     12,380,874
                                                                                 ------------

U.S. Government Agency Pass-Through Securities (1.9%)
Fannie Mae (1.5%)
6.20%, 6/1/06, Pool #383652                                        520,595            540,117
7.04%*, 5/1/02, Pool #365421                                       153,229            157,734
                                                                                 ------------
                                                                                      697,851

Freddie Mac (0.1%)
6.67%*, 5/1/02, Pool #846367                                        65,257             67,790
                                                                                 ------------

Small Business Administration (0.3%)
5.22%*, 5/1/02, Pool #503664                                        46,488             49,204
5.38%*, 5/1/02, Pool #503653                                        46,588             49,040
5.97%*, 5/1/02, Pool #502966                                        28,911             31,002
                                                                                 ------------
                                                                                      129,246
                                                                                 ------------
Total U.S. Government Agency Pass-Through Securities                                  894,887
                                                                                 ------------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                 Principal
                                                              Amount/ Shares             Value
                                                              --------------             -----
U.S. Government Bond (3.1%)
Housing and Urban Development (3.1%)
Housing Urban Development, 7.13%, 8/1/03                        $1,400,000           $  1,470,804
                                                                                     ------------
Total U.S. Government Bond                                                              1,470,804
                                                                                     ------------

U.S. Treasury Obligations (7.5%)
U.S. Treasury Notes (7.5%)
6.50%, 5/31/02                                                   3,500,000              3,514,767
                                                                                     ------------
Total U.S. Treasury Obligations                                                         3,514,767
                                                                                     ------------

Investment Companies (3.4%)
American AAdvantage U.S. Government                              1,581,606              1,581,606
                                                                                     ------------
   Money Market Fund (c)
Total Investment Companies                                                              1,581,606
                                                                                     ------------
Total Investments (Cost $46,147,778) (a) - 99.3%                                       46,645,176
Other assets in excess of liabilities  - 0.7%                                             338,128
                                                                                     ------------
NET ASSETS  - 100.0%                                                                 $ 46,983,304
                                                                                     ============

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2002. Maturity date is next rate change date.
(a) Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:
Unrealized appreciation                        $ 705,648
Unrealized depreciation                         (208,250)
                                               ---------
Net unrealized appreciation                    $ 497,398
                                               =========

(b) Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(c) Affiliate.
AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FSA - Insured by Financial Security Assurance Inc.
GO - General Obligation
OID - Original Issue Discount

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
April 30, 2002
(Unaudited)

                                                                 Principal
                                                                    Amount             Value
                                                                    ------             -----
Asset Backed Securities (6.6%)
EQCC Home Equity Loan Trust, Series                            $   286,967          $   287,743
   1995-3, Class A4, 7.10%, 2/15/12

EQCC Home Equity Loan Trust, Series                                563,273              583,019
   1996-2, Class A4, 7.50%, 6/15/21

Green Tree Financial Corp., Series                                 434,033              452,294
   1997-7, Class A8, 6.86%, 7/15/29

Household Consumer Loan Trust, Series                              226,586              226,304
    1997-1, Class A3, 2.21%*, 5/15/02
Main Place Fund, Series 1999-1,                                  1,000,000            1,000,116
   2.03%*, 5/28/02

Residential Asset Securities Corp.,                                 66,096               66,162
   Series 1997-KS3, Class MII1, 2.27%*,
   5/25/02

USAA Auto Owner Trust, Series                                      350,000              359,823
                                                                                    -----------
   2001-1, Class A4, 5.08%, 3/15/06
Total Asset Backed Securities                                                         2,975,461
                                                                                    -----------

Collateralized Mortgage Obligations (8.8%)
American Housing Trust, Series VI,                                 306,671              314,458
   Class 1-I, 9.15%, 5/25/20

Asset Securitization Corp., Series                                 750,000              803,415
   1997-D4, Class A1C, 7.42%, 4/14/29

Bank of America Mortgage Securites,                                500,000              504,941
   Series 2001-C, Class A3, 5.98%, 7/25/31

Fannie Mae, Series 1999-19, Class PC,                              872,362              885,929
   6.00%, 9/25/14

GMAC Commercial Mortgage                                           315,933              331,053
   Securities, Inc., Series 1996-C1, Class
   A2B, 7.22%, 2/15/06

Merrill Lynch Mortgage Investors, Inc.,                             40,088               40,033
   Series 1992-H, Class A1-1, 6.38%*, 5/1/02

Merrill Lynch Mortgage Investors, Inc.,                          1,000,000            1,067,226
                                                                                    -----------
   Series 1997-C1, Class A3, 7.12%, 6/18/29
Total Collateralized Mortgage Obligations                                             3,947,055
                                                                                    -----------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                Principal
                                                                   Amount                 Value
                                                                   ------                 -----
Corporate Bonds (26.6%)
Airlines (0.9%)
Continental Airlines, Series 01-1, Class C                      $  147,727            $   135,909
   7.03%, 6/15/11
Continental Airlines, Series 972A,                                 288,404                279,234
                                                                                      -----------
   7.15%, 6/30/07 (b)
                                                                                          415,143
                                                                                      -----------
Banking (9.6%)
AmSouth Bancorp, 6.13%, 3/1/09                                     225,000                222,586
Associated Banc Corp., 6.75%, 8/15/11                              200,000                202,100
Bank of America Corp., 7.40%, 1/15/11                              300,000                323,515
Bank One Corp., 7.63%, 8/1/05                                      300,000                325,877
BB&T Corp., 7.25%, 6/15/07                                         125,000                135,262
BB&T Corp., 6.50%, 8/1/11                                          125,000                127,902
Chase Capital VI, 2.49%*, 5/1/02                                   350,000                314,582
City National Bank, Series AI, 6.75%, 9/1/11                       250,000                244,155
First Bank System, Inc., 7.63%, 5/1/05                             150,000                163,632
First Union National Bank, 7.80%, 8/18/10                          300,000                332,720
Firstar Bank N.A., 7.13%, 12/1/09                                  150,000                160,107
Lincoln National Corp., 7.25%, 5/15/05                             200,000                213,848
Manufacturers & Traders Trust Co.,                                 150,000                165,899
   8.00%, 10/1/10
Marshall & Ilsley Bank, 6.38%, 9/1/11                              200,000                200,902
National City Bank, 6.20%, 12/15/11                                150,000                149,958
PNC Bank N.A., 7.88%, 4/15/05                                      350,000                377,667
Suntrust Bank, 6.90%, 7/1/07                                       175,000                187,301
Washington Mutual Bank, Series                                     235,000                241,669
   2001-AR1, Class IA3, 6.10%, 5/25/04
Washington Mutual Bank, Series II,                                 250,000                258,409
                                                                                      -----------
   6.88%, 6/15/11
                                                                                        4,348,091
                                                                                      -----------

Broadcasting/Cable (0.3%)
Cox Enterprises Inc., 8.00%, 2/15/07 (b)                           125,000                130,509
                                                                                      -----------

Consumer Goods & Services (0.2%)
Dial Corp., 7.00%, 8/15/06                                         100,000                102,830
                                                                                      -----------

Electric - Generation (0.6%)
Niagara Mohawk Power, Series F,                                     94,512                100,286
   7.63%, 10/1/05
Reliant Energy, Inc., 7.40%, 11/15/02 (b)                          150,000                152,570
                                                                                      -----------
                                                                                          252,856
                                                                                      -----------

Electric Utility (1.3%)
Utilicorp, 6.88%, 10/1/04, AMBAC                                   550,000                581,462
                                                                                      -----------

Electrical & Electronic (0.7%)
Philips Electronics NV, 7.75%, 4/15/04                             300,000                317,721

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                 Principal
Corporate Bonds, continued                                        Amount                 Value
                                                                  ------                 -----
Financial Services (5.4%)
Allstate Financial Global Funding,                              $  300,000           $  306,902
   6.50%, 6/14/11, GIC (b)
Citigroup, Inc., 5.75%, 5/10/06                                    225,000              231,332
Ford Motor Credit Co., 6.70%, 7/16/04                              360,000              368,449
Frank Russell Co., 5.63%, 1/15/09 (b)                              225,000              221,954
General Motors Acceptance Corp.,                                   140,000              133,531
   5.85%, 1/14/09
Morgan Stanley Dean Witter, 6.10%, 4/15/06                         300,000              308,992
Prudential Insurance, 7.65%, 7/1/07 (b)                            250,000              267,945
Reliastar Financial Corp., 7.13%, 3/1/03                           345,000              356,186
Salomon Smith Barney Holdings,                                     117,000              120,328
   5.88%, 3/15/06
Verizon Global Funding Corp., 6.75%,                               125,000              129,272
                                                                                     ----------
   12/1/05
                                                                                      2,444,891
                                                                                     ----------
Food/Beverage Products (0.5%)
HJ Heinz Finance Co., 6.00%, 3/15/12 (b)                           150,000              147,201
Kellogg Co., Series B, 6.00%, 4/1/06                                75,000               77,247
                                                                                     ----------
                                                                                        224,448
                                                                                     ----------

Industrial Goods & Services (0.5%)
Aramark Corp., 6.75%, 8/1/04                                       200,000              205,284
                                                                                     ----------

Internet Services (0.3%)
Thomson Corp., 6.20%, 1/5/12                                       125,000              123,089
                                                                                     ----------

Life Insurance (2.5%)
American General Corp., 7.75%, 4/1/05                              350,000              382,784
Equitable Life, 6.95%, 12/1/05 (b)                                 270,000              286,171
Ing Groep NV, 8.00%, 10/30/06                                      300,000              326,681
Protective Life U.S. Funding, 5.88%,                               150,000              152,557
                                                                                     ----------
   8/15/06 (b)
                                                                                      1,148,193
                                                                                     ----------

Minerals (0.3%)
Phelps Dodge Corp., 6.63%, 10/15/05                                150,000              146,509
                                                                                     ----------

Oil & Gas Exploration Products & Services (0.3%)
Transocean Sedco Forex, 6.75%, 4/15/05                             150,000              156,774
                                                                                     ----------

Oil & Gas Transmission (1.3%)
Coastal Corp., 9.75%, 8/1/03                                       150,000              159,057
Duke Energy Field Services Corp.,                                  145,000              150,424
   7.50%, 8/16/05
Phillips Petroleum Co., 8.50%, 5/25/05                             250,000              277,330
                                                                                     ----------
                                                                                        586,811
                                                                                     ----------
Paper & Related Products (0.3%)
International Paper Co., 6.13%, 11/1/03                            125,000              128,866
                                                                                     ----------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                Principal
Corporate Bonds, continued                                       Amount                  Value
                                                                 ------                  -----
Retail Stores/Catalog (0.5%)
Kohls Corp., 6.70%, 2/1/06                                    $    200,000          $    213,606
                                                                                    ------------

Schools (0.6%)
Harvard University, 8.13%, 4/15/07                                 250,000               281,775
                                                                                    ------------

Special Purpose Entity (0.5%)
Monumental Global Funding, 6.05%, 1/19/06 (b)                      200,000               206,819
                                                                                    ------------
Total Corporate Bonds                                                                 12,015,677
                                                                                    ------------

Medium Term/Senior Notes (5.1%)
Airlines (0.3%)
NWA Trust, Series A, 8.26%, 3/10/06                                143,910               139,748
                                                                                    ------------

Aluminum (0.7%)
Reynolds Metals, 7.00%, 5/15/09                                    300,000               318,723
                                                                                    ------------

Banking (1.1%)
United Missouri Bancshares, Inc.,                                  500,000               518,552
                                                                                    ------------
   7.30%, 2/24/03

Entertainment (0.7%)
Viacom, Inc., 7.75%, 6/1/05                                        275,000               296,835
                                                                                    ------------

Finance (0.5%)
Merrill Lynch & Co., 2.30%*, 5/22/02                               225,000               226,202
                                                                                    ------------

Financial Services (0.6%)
Paine Webber Group, 6.90%, 8/15/03                                 250,000               262,082
                                                                                    ------------

Schools (0.5%)
Stanford University, 6.16%, 4/30/11                                225,000               228,801
                                                                                    ------------

Semiconductors (0.7%)
Applied Materials, Inc., 6.70%, 9/6/05                             300,000               317,535
                                                                                    ------------
Total Medium Term/Senior Notes                                                         2,308,478
                                                                                    ------------

Taxable Municipal Bonds (8.5%)
Arkansas (1.0%)
State, Water-Waste Disposal, Series A,                             435,000               447,110
                                                                                    ------------
   GO, 6.00%, 7/1/08, OID

Iowa (0.3%)
Des Moines, Hotel & Motel, Series B,                               115,000               114,993
                                                                                    ------------
   5.85%, 12/1/11, OID

Minnesota (2.7%)
St. Paul, GO, 6.05%, 2/1/07                                      1,195,000             1,230,540
                                                                                    ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                 Principal
                                                                    Amount         Value
                                                                    ------         -----
Taxable Municipal Bonds, continued
Oregon (0.5%)
State, Alternative Energy Project, Series F                    $   225,000       $ 218,540
                                                                                 ---------
  GO, 5.25%, 10/1/09, OID

Pennsylvania (1.7%)
Philadelphia Authority, Industrial                                 750,000         775,305
                                                                                 ---------
  Development, Revenue, Series A, 5.49%,
  4/15/04, MBIA

Tennessee (0.4%)
State, Series B, GO, 6.00%, 2/1/09                                 175,000         177,594
                                                                                 ---------

West Virginia (1.9%)
State, Infrastructure, Series C, GO,                               800,000         867,872
                                                                                 ---------
  7.25%, 11/1/08
Total Taxable Municipal Bonds                                                    3,831,954
                                                                                 ---------

U.S. Government Agencies (21.1%)
Fannie Mae (16.5%)

5.50%, 2/15/06                                                   2,600,000       2,684,740
5.50%, 4/25/17                                                   2,500,000       2,407,664
6.00%, 4/25/10                                                   1,183,628       1,220,408
6.00%, 3/25/17                                                     500,000         495,035
6.50%, 3/1/29                                                      640,984         653,220
                                                                                 ---------
                                                                                 7,461,067
                                                                                 ---------
Freddie Mac (4.6%)
6.00%, 7/15/11                                                   2,000,000       2,074,083
                                                                                 ---------
Total U.S. Government Agencies                                                   9,535,150
                                                                                 ---------

U.S. Government Agency Pass-Through Securities (9.8%)
Fannie Mae (9.6%)
7.04%*, 5/1/02, Pool #365421                                       317,094         326,416
7.13%, 6/1/04, Pool #375168                                        951,487       1,000,373
6.00%, 5/1/02, Pool # 16493                                      2,000,000       2,026,534
6.18%, 8/1/08, Pool #380581                                        956,195         993,546
                                                                                 ---------
                                                                                 4,346,869
                                                                                 ---------
Freddie Mac (0.2%)
6.67%*, 5/1/02, Pool #846367                                        65,257          67,790
                                                                                 ---------
Total U.S. Government Agency Pass-Through Securities                             4,414,659
                                                                                 ---------
U.S. Government Bond (5.7%)
Housing and Urban Development (5.7%)
Housing Urban Development, 7.22%, 8/1/07                         2,316,000       2,555,861
                                                                                 ---------
Total U.S. Government Bond                                                       2,555,861
                                                                                 ---------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                 Principal
                                                                    Amount          Value
                                                                    ------          -----
U.S. Treasury Obligations (9.3%)
U.S. Treasury Notes (9.3%)
4.63%, 5/15/06                                                  $3,500,000      $ 3,547,716
4.75%, 11/15/08                                                    100,000           99,695
3.50%, 1/15/11                                                     510,720          527,000
                                                                                -----------
Total U.S. Treasury Obligations                                                   4,174,411
                                                                                -----------

Investment Companies (2.2%)
American AAdvantage U.S. Government                              1,010,673        1,010,673
                                                                                -----------
 Money Market Fund (c)
Total Investment Companies                                                        1,010,673
                                                                                -----------
Total Investments (Cost $45,622,845) (a) - 103.7%                                46,769,379
Liabilities in excess of other assets - (3.7)%                                   (1,683,069)
                                                                                -----------
NET ASSETS - 100.0%                                                             $45,086,310
                                                                                ===========

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2002. The maturity date is the next rate change date.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

           Unrealized appreciation                $ 1,238,099
           Unrealized depreciation                    (91,565)
                                                  -----------
           Net unrealized appreciation            $ 1,146,534
                                                  ===========

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Affiliate.
AMBAC - Insured by American Municipal Bond Assurance Corporation
GIC - Guaranteed Investment Contract
GO - General Obligation
MBIA - Insured by Municipal Bond Insurance Association
NV - Naamloze Vennootschap (Dutch Corp.)
OID- Original Issue Discount

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
April 30, 2002
(Unaudited)

                                            Shares                      Value
                                            ------                      -----
Common Stocks (96.2%)
Aerospace/Defense Equipment (2.9%)
Boeing Co.                                   52,700                   $2,350,420
                                                                       ---------

Banking (10.2%)
Bank of America Corp.                        33,700                    2,442,576
FleetBoston Financial Corp.                  36,600                    1,291,980
J.P. Morgan Chase & Co.                      66,400                    2,330,640
PNC Financial Services Group                 39,411                    2,173,517
                                                                       ---------
                                                                       8,238,713
                                                                       ---------
Chemicals (4.7%)
Crompton Corp.                               58,600                      706,130
Dow Chemical Co.                             73,100                    2,324,580
Millenium Chemicals, Inc.                    57,000                      778,050
                                                                       ---------
                                                                       3,808,760
                                                                       ---------
Consumer Goods & Services (4.6%)
Cendant Corp. (b)                           132,800                    2,389,072
Newell Rubbermaid, Inc.                      42,000                    1,318,800
                                                                       ---------
                                                                       3,707,872
                                                                       ---------
Diversified (5.7%)
Honeywell International, Inc.                23,800                      872,984
ITT Industries, Inc.                         35,500                    2,480,030
Tyco International, Ltd.                     67,200                    1,239,840
                                                                       ---------
                                                                       4,592,854
                                                                       ---------
Electric Utility (10.7%)
American Electric Power Co., Inc.            53,300                    2,441,140
Entergy Corp.                                53,400                    2,477,760
Public Service Enterprise Group, Inc.        39,900                    1,849,365
Reliant Energy, Inc.                         74,900                    1,900,962
                                                                       ---------
                                                                       8,669,227
                                                                       ---------
Electrical & Electronic (1.9%)
Emerson Electric Co.                         28,800                    1,537,632
                                                                       ---------

Financial Services (11.3%)
Citigroup, Inc.                              55,233                    2,391,589
Household International, Inc.                30,000                    1,748,700
John Hancock Financial Services, Inc.        36,900                    1,424,340
USA Education, Inc.                          15,900                    1,524,015
Washington Mutual, Inc.                      53,400                    2,014,782
                                                                       ---------
                                                                       9,103,426
                                                                       ---------

Food Products & Services (2.6%)
H.J. Heinz Co.                               50,600                    2,124,694
                                                                       ---------

Insurance (8.1%)
Allstate Corp.                               75,200                    2,988,448
MGIC Investment Corp.                        38,100                    2,718,816
Prudential Financial, Inc. (b)               25,500                      818,550
                                                                       ---------
                                                                       6,525,814
                                                                       ---------

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

Common Stock, continued                                            Shares                     Value
                                                                   ------                     -----
Non-Hazardous Waste Removal (2.5%)
Waste Management, Inc.                                              75,700                $ 1,993,938
                                                                                            ---------
Oil & Gas Exploration Products & Services (14.4%)
BP Amoco PLC ADR                                                    30,000                  1,524,000
ChevronTexaco Corp.                                                 20,000                  1,734,200
Conoco, Inc.                                                        22,500                    631,125
GlobalSantaFe Corp.                                                 27,797                    975,397
Occidental Petroleum Corp.                                         106,300                  3,056,124
Phillips Petroleum Co.                                              31,500                  1,884,015
Williams Cos., Inc.                                                 95,400                  1,822,140
                                                                                           ----------
                                                                                           11,627,001
                                                                                           ----------
Pharmaceuticals (2.3%)
Bristol-Myers Squibb Co.                                            23,300                    671,040
Merck & Co., Inc.                                                   21,700                  1,179,178
                                                                                           ----------
                                                                                            1,850,218
                                                                                           ----------
Real Estate Investment Trust (2.3%)
Crescent Real Estate Equities Co.                                   96,400                  1,891,368
                                                                                           ----------

Retail Stores/Catalog (4.1%)
May Department Stores Co.                                           50,000                  1,734,000
Sears, Roebuck & Co.                                                29,200                  1,540,300
                                                                                           ----------
                                                                                            3,274,300
                                                                                           ----------
Telecommunications (0.8%)
Verizon Communications                                              16,592                    665,505
                                                                                           ----------

Tobacco (7.1%)
Imperial Tobacco Group PLC ADR                                      85,500                  2,436,750
Phillip Morris Cos., Inc.                                           60,000                  3,265,800
                                                                                           ----------
                                                                                            5,702,550
                                                                                           ----------
Total Common Stocks                                                                        77,664,292
                                                                                           ----------
Investment Companies (0.0%)
American AAdvantage U.S. Government                                 19,549                     19,549
                                                                                           ----------
   Money Market Fund (c)
Total Investment Companies                                                                     19,549
                                                                                           ----------

Total Investments (Cost $68,428,620) (a) - 96.2%                                           77,683,841
Other assets in excess of liabilities - 3.8%                                                3,031,266
                                                                                           ----------
NET ASSETS   -   100.0%                                                                   $80,715,107
                                                                                           ==========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation                   $13,408,875
    Unrealized depreciation                    (4,173,203)
                                               ----------
    Net unrealized appreciation                 9,235,672
                                               ==========

(b) Represents non-income producing securities.
(c) Affilate.

ADR-American Depositary Receipt

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2002
(Unaudited)

                                                  Principal
                                                    Amount              Value
                                                    ------              -----
Municipal Bonds (92.2%)
Guam (0.2%)
Guam Government, Series A, 5.90%,                $   250,000         $   249,903
   9/1/05, Callable 9/1/02 @ 100, OID

Kansas (92.0%)
Anthony, Electric Revenue, 5.30%,                  1,215,000           1,191,951
   12/1/17, Callable 12/1/05 @ 100

Barton County, School District #428,               1,390,000           1,429,254
   Great Bend, GO, Series A, 5.30%, 9/1/15,
   Callable 9/1/06 @ 100

Bel Aire, Series A, 3.75%, 6/15/02,                  750,000             751,988
   Callable 5/1/02 @ 100

Bourbon County, School District #234,                285,000             301,584
   GO, Series B, 5.63%, 9/1/11, Callable
   9/1/06 @ 100, FSA

Brown County, Horton School District                 500,000             519,965
   #430, GO, 5.38%, 9/1/13, Callable 9/1/06
   @ 100, FSA

Butler & Sedgwick County, School                     370,000             387,790
   District #385, Andover, 5.70%, 9/1/15,
   Callable 9/1/03 @ 100, FSA

Butler & Sedgwick County, School                   1,775,000           1,972,876
   District #385, GO, 5.60%, 9/1/12, FSA

Butler County, School District #402,                 500,000             508,605
   GO, 5.25%, 10/1/12, Callable 4/1/04 @
   100, FSA

Coffey County, GO, 4.65%, 9/1/05                     690,000             724,880

Coffeyville, Community College, COP,                 250,000             254,728
   5.88%, 10/1/14, Callable 10/1/04 @ 100

Coffeyville, Water & Sewer Revenue,                  465,000             469,185
   4.60%, 10/1/04, Callable 5/20/02 @ 100,
   AMBAC

Coffeyville, Water & Sewer Revenue,                  490,000             493,602
   4.70%, 10/1/05, Callable 5/20/02 @ 100,
   AMBAC

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                   Principal
                                                     Amount              Value
                                                     ------              -----
Municipal Bonds, continued
Cowley County, School District #470,             $   500,000         $   548,880
   GO, 5.45%, 12/1/12, Prerefunded 12/1/06
   @ 100, FGIC

Cowley County, School District #470,               1,000,000           1,099,870
   GO, 5.50%, 12/1/16, Callable 12/1/06 @
   100, FGIC

Dickinson County, Abilene School                     300,000             301,275
   District #435, GO, Series 1992, 5.60%,
   4/1/03, Callable 10/1/02 @100

Dodge City, Pollution Control Revenue,               700,000             725,410
   6.63%, 5/1/05

Dodge City, School District #443, GO,                360,000             366,664
   4.80%, 3/1/08, Callable 3/1/04 @ 100, FSA

Dodge City, School District #443, GO,                250,000             252,330
   5.00%, 3/1/14, Callable 3/1/04 @ 100, FSA

Dodge City, School District #443, GO,                975,000             981,689
   4.70%, 9/1/15, Callable 9/1/08 @ 100, FSA

Douglas County, School District #497,              1,000,000           1,071,540
   GO, 5.00%, 9/1/07

El Dorado, Water Utility System                      230,000             232,330
   Revenue, 4.40%, 10/1/02

El Dorado, Water Utility System                      305,000             314,220
   Revenue, 4.45%, 10/1/03

El Dorado, Water Utility System                      350,000             365,691
   Revenue, 4.65%, 10/1/05

El Dorado, Water Utility System                      275,000             284,889
   Revenue, 4.70%, 10/1/06, Callable
   10/1/05 @ 100

El Dorado, Water Utility System                      200,000             205,052
   Revenue, 4.75%, 10/1/07, Callable
   10/1/05 @ 100

Ellsworth County, School District #328,              500,000             513,150
   GO, 5.25%, 9/1/15, Callable 9/1/06 @
   100, FSA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                Principal
                                                                  Amount                   Value
                                                                  ------                   -----
Municipal Bonds, continued
Finney County, GO, 5.00%, 12/1/10,                             $   500,000               $ 522,860
   Callable 12/1/07 @ 100, MBIA

Franklin County, GO, Series B, 4.75%,                              330,000                 336,930
   9/1/05, Callable 9/1/03 @ 100

Franklin County, School District #290,                             500,000                 515,130
   GO, 5.25%, 9/1/14, Callable 9/1/06 @
   100, FSA

Franklin County, School District #290,                             335,000                 343,271
   GO, 5.30%, 9/1/16, Callable 9/1/06 @
   100, FSA

Garden City, GO, Series B, 5.45%,                                  250,000                 261,015
   11/1/04, Callable 11/1/03 @ 100, MBIA

Gove County, GO, 5.15%, 4/1/12,                                    560,000                 564,861
   Callable 10/1/02 @ 100.5, AMBAC, OID

Gray County, School District #102, GO,                             250,000                 267,805
   6.80%, 9/1/15, Callable 9/1/05 @ 100

Gray County, School District #102, GO,                             800,000                 804,984
   5.00%, 9/1/15, Callable 9/1/08 @ 100

Great Bend, Water System Revenue,                                1,000,000                 962,050
   Series A, 5.15%, 9/1/19, Callable 9/1/08
   @ 100, OID

Harvey County, School District #373,                               500,000                 542,055
   GO, 5.55%, 9/1/13, Callable 9/1/05 @
   100, FSA

Harvey County, School District #373,                             2,000,000               1,972,859
   GO, 4.80%, 9/1/18, Callable 9/1/08 @
   100, FSA

Hays, GO, Series A, 5.15%, 9/1/09,                                 250,000                 260,228
   Callable 9/1/03 @ 100, FGIC

Hays, GO, Series A, 5.25%, 9/1/10,                                 250,000                 260,553
   Callable 9/1/03 @ 100, FGIC

Hays, Water & Sewer Revenue, 5.20%,                                260,000                 263,544
   9/1/11, Callable 9/1/03 @ 100, MBIA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                                 Principal
Municipal Bonds, continued                                        Amount                       Value
                                                                  ------                       -----
Jefferson County, School District #340,                        $   300,000                 $   323,802
   GO, 6.00%, 9/1/06, Prerefunded 9/1/04 @
   100, FSA

Jefferson County, School District #340,                            320,000                     346,106
   GO, 6.10%, 9/1/07, Prerefunded 9/1/04 @
   100, FSA

Jefferson County, School District #340,                            330,000                     357,664
   GO, 6.20%, 9/1/08, Prerefunded 9/1/04 @
   100, FSA

Johnson County, Park and Recreation                              1,000,000                   1,032,390
   Foundation, Revenue, 5.38%, 9/1/16,
   Callable 9/1/11 @ 100

Johnson County, Park and Recreation                              1,000,000                   1,000,710
   Foundation, Revenue, Series A, 3.00%,
   3/1/04, Callable 3/1/03 @ 100, LOC

Johnson County, School District #232,                            1,050,000                   1,098,510
   GO, 5.40%, 9/1/14, Callable 9/1/07 @
   100, MBIA

Johnson County, School District #233,                            1,000,000                   1,033,390
   GO, 5.00%, 9/1/14, Callable 9/1/09 @
   100, FGIC

Johnson County, School District #512,                            1,135,000                   1,191,375
   GO, Series A, 4.60%, 10/1/08

Johnson County, School District #512,                              500,000                     509,995
   GO, Series B, 5.25%, 10/1/17, Callable
   10/1/06 @ 100

Johnson County, Water District #001,                               250,000                     257,340
   Revenue, 5.13%, 12/1/08, Callable
   12/1/03 @ 100

Johnson County, Water District #001,                             1,115,000                   1,199,874
   Revenue, Series B, 5.25%, 12/1/05

Junction City, Water & Sewer, GO,                                1,620,000                   1,629,299
   4.80%, 9/1/16, Callable 9/1/08 @ 100,
   MBIA, OID

Kansas City, GO, 5.45%, 4/1/17,                                    340,000                     348,252
   Callable 10/1/06 @ 100, FGIC

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                         Principal
Municipal Bonds, continued                                 Amount            Value
                                                           ------            -----
Kansas City, GO, Series B, 5.38%,                     $ 1,500,000         $1,560,255
   9/1/10, Callable 9/1/05 @ 100, MBIA

Kansas City, Pollution Control,                           500,000            500,165
   Revenue, General Motors Corp., 5.45%,
   4/1/06, Callable 5/6/02 @ 100

Kingman County, School District #331,                   1,545,000          1,685,749
   GO, 5.80%, 10/1/16, Callable 10/1/10 @
   100, FGIC, OID

Labette County, Single Family                             160,000            162,501
   Mortgage Revenue, 7.65%, 12/1/11,
   Callable 6/1/08 @ 103, GNMA

Lawrence Kansas Hospital Revenue,                       1,000,000          1,058,860
   6.00%, 7/1/19, Callable 7/1/09 @100

Lawrence, Sales Tax, GO, Series V,                        500,000            526,840
   5.50%, 9/1/12, Callable 9/1/04 @ 100

Lawrence, Water & Sewer System                            395,000            413,024
   Revenue, 5.70%, 11/1/11, Callable
   11/1/05 @ 100

Lawrence, Water & Sewer System                            505,000            516,943
   Revenue, 5.25%, 11/1/15, Callable
   11/1/06 @ 100

Lawrence, Water & Sewer System                            250,000            253,688
   Revenue, 5.20%, 11/1/16, Callable
   11/1/06 @100

Leavenworth County, School District                       460,000            470,686
   #453, GO, 4.80%, 9/1/12, Callable 9/1/07
   @ 100, FGIC, OID

Leavenworth County, School District                       340,000            357,313
   #469, GO, 4.60%, 9/1/05, FSA

Leawood, GO, 5.25%, 9/1/16, Callable                      340,000            352,097
   9/1/09 @ 100

Leawood, GO, Series A, 5.25%, 9/1/09,                     250,000            263,098
   Callable 9/1/06 @ 100

Leawood, GO, Series A, 5.35%, 9/1/10,                     250,000            262,658
   Callable 9/1/06 @ 100

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)


                                                                 Principal
Municipal Bonds. continued                                          Amount                Value
                                                                    ------                -----
Leawood, GO, Series A, 5.40%, 9/1/11,                          $   375,000          $   393,056
   Callable 9/1/06 @ 100

Leawood, GO, Series B, 5.00%, 9/1/10,                              400,000              415,228
   Callable 9/1/06 @ 100

Lyon County, School District #253,                                 650,000              681,545
   GO, 5.60%, 10/1/10, Callable 10/1/03 @ 102

Manhattan, GO, 5.40%, 11/1/16,                                     405,000              411,695
   Callable 11/1/04 @ 100

Manhattan, GO, Series 189, 5.85%,                                  250,000              255,133
   11/1/02, Callable 6/3/02 @ 100

Marion County, School District #411,                               660,000              678,143
   GO, 5.30%, 4/1/13, Callable 4/1/03 @ 101.5

McPherson County, School District                                  250,000              259,310
   #400, GO, 5.20%, 12/1/10, Callable
   12/1/05 @ 100, FGIC

McPherson County, School District                                  250,000              257,790
   #400, GO, 5.25%, 12/1/12, Callable
   12/1/05 @ 100, FGIC

Meade, Industrial Revenue, 6.50%, 10/1/06                        1,000,000            1,135,160

Miami County, School District #367,                                550,000              591,778
   GO, Series A, 5.85%, 9/1/13, Prerefunded
   9/1/04 @ 100, AMBAC

Miami County, School District #367,                                900,000              913,941
   GO, Series A, 5.00%, 9/1/16, Callable
   9/1/08 @ 100, FGIC, OID

Miami County, School District #368,                                500,000              501,965
   GO, 6.50%, 12/1/05, Callable 6/1/02 @
  100, AMBAC

Newton, Wastewater Treatment System                                700,000              703,262
   Revenue, 4.90%, 3/1/12, Callable 3/1/07 @ 100

Olathe, Health Facility Revenue, Series A                        1,000,000            1,008,430
   5.20%, 9/1/17, Callable 9/1/05 @ 100,
   AMBAC

Olathe, Multifamily Housing Revenue,                               160,000              166,293
   5.50%, 6/1/04, FNMA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                        Principal
Municipal Bonds, continued                                 Amount                 Value
                                                           ------                 -----
Olathe, Recreational Facilities Revenue,               $1,200,000            $1,200,000
   1.80%*, 5/1/02

Pawnee County, School District #495,                      255,000               265,266
   GO, 5.10%, 9/1/04, Prerefunded 9/1/03 @
   100, FSA, OID

Pottawatomie County, School District                      500,000               509,855
   #320, GO, 6.60%, 10/1/02, AMBAC

Pottawatomie County, School District                      700,000               707,252
   #322, GO, 4.95%, 10/1/12, Callable
   10/1/04 @ 100

Pratt, Electric System Revenue, 6.60%,                    250,000               282,650
   11/1/07, AMBAC

Pratt, Electric System Revenue, 4.95%,                    635,000               657,473
   11/1/10, Callable 11/1/05 @ 101, AMBAC

Pratt, Electric System Revenue, 5.00%,                    415,000               428,637
   11/1/11, Callable 11/1/05 @ 101, AMBAC

Reno County, Mortgage Revenue, Series                      40,000                41,335
   B, 8.70%, 9/1/11, Callable 5/20/02 @
   103, INS

Rice County, Union School District                        755,000               767,390
   #444, 5.08%, 9/1/14, Callable 9/1/07 @ 100

Riley County, School District #383,                     1,000,000             1,041,750
   GO, 5.00%, 11/1/14, Callable 11/1/11 @
   100, MBIA

Salina Hospital Revenue, 5.30%,                           750,000               766,328
   10/1/13, Callable 10/1/03 @ 100, AMBAC

Salina, Water & Sewer Revenue, 5.00%,                     330,000               331,723
    9/1/07, Callable 9/1/02 @ 100, MBIA

Saline County, School District #305,                    2,025,000             2,054,422
   GO, 4.75%, 9/1/14, Callable 9/1/08 @
   100, FSA

Saline County, School District #305,                    1,000,000             1,060,090
   GO, 5.50%, 9/1/17, Callable 9/1/11 @
   100, FSA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                           Principal
                                                              Amount                     Value
                                                              ------                     -----
Municipal Bonds, continued
Scott County, School District #466,                      $   685,000               $   689,905
   GO, 5.38%, 9/1/06, Callable 9/1/02 @ 100

Sedgwick & Shawnee Counties, Single                          220,000                   221,712
   Family Revenue, 4.90%, 6/1/16, GNMA

Sedgwick & Shawnee Counties, Single                        1,130,000                 1,230,954
   Family Revenue, Series A-2, 6.70%, 6/1/29

Sedgwick & Shawnee Counties, Single                          165,000                   178,195
   Family Revenue, Series B-1, 8.05%,
   5/1/14, GNMA

Sedgwick County, Family Mortgage,                            490,000                   518,792
   Series A-2, 6.50%, 12/1/16, Callable
   12/1/07 @ 105, GNMA

Sedgwick County, School District #260,                     1,595,000                 1,714,353
   5.50%, 10/1/13, Callable 10/1/09 @100,
   FGIC

Sedgwick County, School District #260,                     1,675,000                 1,794,845
   GO, 5.50%, 10/1/14, Callable 10/1/09 @
  100, FGIC, OID

Sedgwick County, School District #261,                     1,525,000                 1,513,181
   GO, 4.75%, 11/1/17, Callable 11/1/09 @
   100, FSA

Sedgwick County, School District #265,                     1,000,000                 1,035,850
   GO, 4.30%, 10/1/07, FSA

Sedgwick County, School District #266,                       650,000                   661,622
   GO, 5.25%, 9/1/13, Callable 9/1/02 @
   101, FGIC

Seward County, School District #480,                       1,640,000                 1,673,653
   GO, 5.00%, 9/1/14, Callable 9/1/06 @
   100, FSA, OID

Seward County, School District #483,                         600,000                   617,556
   Kismet-Plains, GO, 5.20%, 10/1/12,
   Callable 10/1/06 @ 100

Shawnee County, GO, Series 1A,                             1,000,000                 1,001,140
   2.00%, 8/15/02

Shawnee County, GO, Series B, 5.50%,                         250,000                   261,200
   9/1/09, Prerefunded 9/1/03 @ 100

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                            Principal
Municipal Bonds, continued                                     Amount                 Value
                                                               ------                 -----
Shawnee County, GO, Series B, 5.50%,                      $   250,000           $   261,200
   9/1/11, Prerefunded 9/1/03 @ 100

Shawnee County, GO, Series C, 5.60%,                          500,000               505,180
   9/1/04, Callable 9/1/02 @ 100

Shawnee County, Health Care Revenue,                          500,000               513,005
   5.15%, 8/15/10, Callable 8/15/05 @ 100, FSA

Shawnee County, School District #345,                         250,000               268,430
   GO, 5.75%, 9/1/11, Prerefunded 9/1/04 @
   100, MBIA

Shawnee County, School District #345,                       1,590,000             1,638,575
   GO, 4.75%, 9/1/11, Callable 9/1/04 @
   101.5, MBIA

Shawnee County, School District #501,                       1,515,000             1,574,873
   GO, 4.35%, 2/1/06, OID

Shawnee County, School District #501,                       1,425,000             1,467,836
   GO, 4.38%, 2/1/07, Callable 2/1/06 @ 100

State, Department of Transportation,                        1,000,000             1,102,490
   Highway Revenue, 5.50%, 9/1/14

State, Development Finance Authority                          345,000               352,945
   Educational, 4.80%, 10/1/08, Callable
   10/1/04 @ 100

State, Development Finance Authority                          500,000               507,915
   Educational, 5.00%, 10/1/12, Callable
   10/1/04 @ 100

State, Development Finance Authority                          250,000               260,048
   Revenue, 5.13%, 6/1/06, Callable 6/1/03
   @ 102, AMBAC

State, Development Finance Authority                        1,000,000             1,029,150
   Revenue, 4.20%, 6/1/07, FSA, OID

State, Development Finance Authority                          500,000               525,380
   Revenue, 5.00%, 8/1/11, Callable 8/1/09
   @ 100, MBIA

State, Development Finance Authority                        1,000,000             1,048,960
   Revenue, 5.50%, 5/1/14, Callable 5/1/07 @ 100

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                          Principal
                                                             Amount                Value
                                                             ------                -----
Municipal Bonds, continued
State, Development Finance Authority                     $1,500,000           $1,619,865
   Revenue, 5.50%, 8/1/15, Callable 8/1/11
   @ 100, MBIA

State, Development Finance Authority                      1,000,000              994,190
   Revenue, 5.00%, 4/1/19, Callable 4/1/09
   @ 100, AMBAC

State, Development Finance Authority                        500,000              517,230
  Revenue, Series J, 5.40%, 4/1/10,
  Callable 4/1/05 @ 100

State, Development Finance Authority                      2,000,000            1,997,499
   Revenue, Water Pollution Control,
   5.00%, 11/1/19, Callable 11/1/11 @ 100

State, Development Finance Authority,                     1,000,000            1,091,520
   Health Facilities Revenue, Series K,
   5.75%, 11/15/12, Callable 11/15/11 @
   100, MBIA

State, Development Finance Authority,                       600,000              600,000
   Health Facilities Revenue Stormont
   Health Care, 1.70%*, 5/1/02, MBIA

State, Development Finance Authority,                       600,000              600,000
   Health Facilities Revenue, Hays Medical
   Center Inc., Series M, 1.70%*, 5/1/02, LOC

State, Development Finance Authority,                       500,000              515,705
   Health Facilities Revenue, Hays Medical
   Center Inc., 5.50%, 11/15/17, Callable
   11/15/07 @ 100, MBIA

State, Development Finance Authority,                       500,000              525,585
   Health Facilities Revenue, Hays Medical
   Center Inc., Series B, 5.38%, 11/15/10,
   Callable 11/15/07 @ 100, MBIA

State, Development Finance Authority,                       500,000              518,735
   Health Facilities Revenue, St. Lukes,
   5.38%, 11/15/16, Callable 11/15/06 @
   102, MBIA

State, Development Finance Authority,                       475,000              514,933
   Health Facilities Revenue, Stormont
   Health Care, 5.40%, 11/15/05, MBIA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                           Principal
                                                              Amount                     Value
                                                              ------                     -----
Municipal Bonds, continued
State, Development Finance Authority,                    $   500,000               $   554,735
   Health Facilities Revenue, Stormont
   Health Care, 5.75%, 11/15/10, Callable
   11/15/06 @ 100, MBIA

State, Development Finance Authority,                      1,000,000                 1,051,930
   Health Facilities Revenue, Stormont
   Health Care, 5.80%, 11/15/16, Callable
   11/15/06 @ 100, MBIA

State, Development Finance Authority,                      1,000,000                 1,032,780
   Public Water Supply Revenue, 4.15%,
   4/1/06, OID

State, Development Finance Authority,                      1,000,000                 1,018,770
   Revenue, 4.25%, 3/1/03, AMBAC

State, Development Finance Authority,                      1,200,000                 1,200,000
   Shalom Obligation Group, Series BB,
   1.65%*, 5/1/02, Callable 11/15/03 @ 100, LOC

State, Development Finance Authority,                      1,000,000                 1,060,220
   Water Pollution Control Revenue, 5.25%,
    5/11/11, Callable 11/1/08 @ 100, LOC

State, Development Finance Authority,                      1,000,000                 1,040,400
   Water Supply, 4.40%, 4/1/06, AMBAC

State, Independent College Finance                         1,500,000                 1,481,100
   Authority Educational Facilities Revenue,
   6.00%, 10/1/21, Callable 10/1/06 @ 100

State, Turnpike Authority Revenue,                         1,915,000                 2,087,579
   5.50%, 9/1/06, AMBAC

State, Turnpike Authority Revenue,                           260,000                   274,386
   5.40%, 9/1/09, Callable 9/1/03 @ 102,
   AMBAC

Sumner County, School District #357,                         375,000                   390,484
   Belle Plaine, GO, 5.55%, 9/1/13, Callable
   9/1/03 @ 100

Thomas County, School District #315,                       1,055,000                 1,051,751
   GO, Series A, 4.35%, 9/1/13, Callable
   9/1/07 @ 100, FSA

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                     Principal
Municipal Bonds, continued                              Amount                        Value
                                                        ------                        -----
University of Kansas Hospital Authority,            $1,645,000                   $1,742,449
    5.50%, 9/1/15, Callable 9/1/09 @ 100,
   AMBAC

Washburn University of Topeka,                         435,000                      469,409
   Revenue, 5.30%, 7/1/06, AMBAC

Washburn University of Topeka,                         460,000                      498,364
   Revenue, 5.35%, 7/1/07, AMBAC

Washburn University of Topeka,                         485,000                      530,187
   Revenue, 5.45%, 7/1/08, AMBAC

Wellington, Water & Sewer Revenue,                   1,000,000                    1,012,120
   5.15%, 5/1/18, Callable 5/1/08 @ 100,
   AMBAC

Wichita, GO, 4.70%, 9/1/12, Callable                   315,000                      319,640
   9/1/04 @ 101

Wichita, GO, Series 746, 5.30%,                        750,000                      775,380
   9/1/12, Callable 9/1/04 @ 101

Wichita, Hospital Facilities Revenue,                  295,000                      293,490
   Series III, 5.00%, 11/15/13, Callable
   11/15/11 @ 101

Wichita, Hospital Facilities Revenue,                  335,000                      334,424
   Series III, 5.25%, 11/15/15, Callable
   11/15/11 @ 101

Wichita, Hospital Facilities Revenue,                  500,000                      497,705
   Series III, 5.50% , 11/15/17, Callable
   11/15/11 @101, OID

Wichita, Hospital Improvements Series                1,215,000                    1,272,627
   XI, Revenue, 5.00%, 11/15/04

Wichita, Hospital Improvements Series                2,085,000                    2,200,675
   XI, Revenue, 5.40%, 11/15/08

Wichita, Hospital Improvements Series                2,000,000                    2,140,279
   XI, Revenue, 6.75%, 11/15/19, Callable
   11/15/09 @ 101

Wichita, Hospital Revenue, 6.00%,                      487,000                      498,031
   7/1/04, Callable 6/3/02 @ 100, OID

Wichita, Hospital Revenue, 6.38%,                      600,000                      628,440
   11/15/19, Callable 11/15/09 @ 101, OID

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

                                                            Principal
Municipal Bonds, continued                               Amount/ Shares              Value
                                                         --------------          -------------
Wichita, Multifamily Housing Revenue,                    $      660,000          $     666,508
   5.90%, 12/1/16, Callable 12/1/05 @ 102

Wichita, Water & Sewer Revenue,                                 405,000                418,037
   4.75%, 10/1/08, Callable 10/1/04 @ 101,
   FGIC

Wichita, Water & Sewer Revenue,                                 900,000                923,778
   4.88%, 10/1/09, Callable 10/1/04 @ 101,
   FGIC

Wichita, Water & Sewer Revenue,                               2,000,000              2,037,619
   4.70%, 10/1/12, Callable 10/1/05 @ 101,
   FGIC

Wyandotte County, Government Utility                            950,000              1,010,325
   System Revenue, 5.00%, 9/1/05, AMBAC

Wyandotte County, Government Utility                          1,975,000              2,166,693
   System Revenue, 6.00%, 5/1/15, Callable
   5/1/11 @ 100, MBIA

Wyandotte County, Government Utility                          2,000,000              1,961,719
   System Revenue, 4.75%, 9/1/18, Callable
   3/1/09 @ 101, MBIA, OID

Wyandotte County, School District                             1,805,000              1,936,132
   #500, GO, 5.25%, 9/1/12, Callable 9/1/11
   @ 100, FSA

Wyandotte County, University, GO,                             1,500,000              1,562,235
                                                                                 -------------
   4.30%, 9/1/05, AMBAC

                                                                                   133,151,635
                                                                                 -------------
Total Municipal Bonds                                                              133,401,538
                                                                                 -------------

Investment Companies  (7.7%)

Federated Tax-Exempt Money Market Fund                        6,157,393              6,157,393
Federated Tax-Exempt Money Market Fund                        5,000,000              5,000,000
                                                                                 -------------
Total Investment Companies                                                          11,157,393
                                                                                 -------------

Total Investments (Cost $140,371,434) (a)   -   99.9%                              144,558,931
Other assets in excess of liabilities   -   0.1%                                       128,030
                                                                                 -------------
NET ASSETS   -   100.0%                                                          $ 144,686,961
                                                                                 =============

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
April 30, 2002
(Unaudited)

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2002. Maturity date reflects next rate change date.

(a) Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation          $   4,336,952
Unrealized depreciation               (149,455)
                                 -------------
Net unrealized appreciation      $   4,187,497
                                 -------------
                                 -------------

AMBAC - Insured by AMBAC Indemnity Corp.
COP - Certificate of Participation
FGIC - Insured by Financial Guaranty Insurance Corp.
FNMA - Federal National Mortgage Association
FSA - Insured by Financial Security Assurance Inc.
GNMA - Government National Mortgage Assoc.
GO - General Obligation
INS - Insurance
LOC - Letter of Credit
MBIA - Insured by Municipal Bond Insurance Assoc.
OID - Original Issue Discount


See notes to financial statements.

American Independence Funds Trust
Notes to Financial Statements
April 30, 2002
(Unaudited)

1.   Organization:

The American Independence Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). The Trust is authorized to offer two classes of shares: Service and Premium. The Premium shares may be subject to higher 12b-1 distribution fees. Kansas Tax-Exempt Bond Fund is the only fund which currently offers the Premium shares. All other funds offer the Service shares only.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the "Portfolio"), an open-end investment company that has the same investment objectives as the Fund. The percentage of the Portfolio owned by the Fund as of April 30, 2002 was approximately 4.68%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2.   Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. UltraShort debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the investment adviser (or the sub-advisor) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a

American Independence Funds Trust
Notes to Financial Statements, continued
April 30, 2002
(Unaudited)

segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no such securities as of April 30, 2002.

Repurchase Agreements:

The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the values of the collateral, including accrued interest, marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Funds held no such securities as of April 30, 2002.

Security Transactions and Related Income:

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis.

Organizational Costs:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organizational costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders:

Distributions from net investment income for the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

American Independence Funds Trust
Notes to Financial Statements, continued
April 30, 2002
(Unaudited)

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.   Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the "Advisor") are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.25% of the Money Market Fund; 0.40% of the UltraShort Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Advisor is party to a sub-investment advisory agreements under which the subadvisors are entitled to receive a fee from the Advisor. The individual subadvisors are listed as follows:

     AMR Investment Services, Inc. - The Money Market Fund, the Stock Fund and the International Multi-Manager Stock Fund. AMR has retained Barrow, Hanley, Mewhinney & Strauss, Inc. to provide portfolio investment management and related recordkeeping services for the Stock Fund.

     Galliard Capital Management, Inc. - The UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of The BISYS Group, Inc. Certain officers of the Fund are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Fund.

The Trust and BISYS (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%.

The Trust and BISYS (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service Shares of each Fund and 0.75% of the average daily net assets of the Premium Shares of each Fund.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accounting agreements, BISYS Inc., receives from each fund a minimum annual fee, plus out of pocket charges.

American Independence Funds Trust
Notes to Financial Statements, continued
April 30, 2002
(Unaudited)

Other financial organizations ("Service Organizations"), including affiliates of the Advisor, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.

Fees may be voluntarily reduced to ensure the Funds maintain the following expense ratios: Money Market Fund, 0.59%; UltraShort Bond Fund, 0.65%; Intermediate Bond Fund, 0.76%; Stock Fund, 1.29%; International Multi-Manager Stock Fund, 1.29%; and Kansas Tax-Exempt Bond Fund, 0.60%.

4.   Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Service and Premium. As of and for the six months ended April 30, 2002, no shareholders were in the Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the six months ended April 30, 2002 were as follows:


                                               Purchases              Sales
                                               ---------              -----
UltraShort Bond Fund                         $  11,100,121       $  22,366,299
Intermediate Bond Fund                          23,491,898          23,608,384
Stock Fund                                       4,294,381          14,487,167
Kansas Tax-Exempt Bond Fund                      3,751,230          14,355,321

Contributions and withdrawals of the Portfolio for the six months ended April 30, 2002 totaled:

                                             Contributions         Withdrawals
                                             -------------         -----------
International Mutli-Manager Stock Fund         $ 272,982            $ 224,360

6.   Concentration of Credit Risk:

The Money Market Fund's policy of concentrating in the banking industry (more than 25% of its total assets) could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' ability to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At April 30, 2002, the Fund had the following concentrations by industry sector (as a percentage of total investments):

American Independence Funds Trust
Notes to Financial Statements, continued
April 30, 2002
(Unaudited)


Development                                   8.08%
Education                                     0.84%
Facilities                                    3.85%
General Obligation                           52.21%
Medical                                      12.93%
Multi-family Housing                          0.62%
Pollution                                     6.13%
Recreation                                    2.42%
Single-family Housing                         1.76%
Transportation                                2.60%
Utilities                                     8.56%
                                            100.00%
                                            ======
7. Proxy Vote Disclosure (Unaudited)

On November 14, 2001, a Special Meeting of the Shareholders of the American Independence Funds Trust took place at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio at 10:00 a.m. The following trustees were elected at this meeting with the respective votes. The votes for these trustees include the shares of both the American Independence and NestEgg shareholders.

Ronald L. Baldwin                      Terry L. Carter
                  No. of Shares                         No. of Shares
                  -------------                         -------------
For:                 99,518,877        For:                99,584,310
Withheld:                71,919        Withheld:                6,486
Total                99,590,796        Total               99,590,796

Thomas F. Kice                         Troy Jordan
                  No. of Shares                         No. of Shares
                  -------------                         -------------
For:                 99,584,310        For:                99,584,310
Withheld:                 6,486        Withheld:                6,486
Total                99,590,796        Total               99,590,796

George Mileusnic                       John J. Pileggi
                  No. of Shares                         No. of Shares
                  -------------                         -------------
For:                 99,584,310        For:                99,584,310
Withheld:                 6,486        Withheld:                6,486
Total                99,590,796        Total               99,590,796

Rodney D. Pitts                        Peter L. Ochs
                  No. of Shares                         No. of Shares
                  -------------                         -------------
For:                 99,584,310        For:                99,584,310
Withheld:                 6,486        Withheld:                6,486
Total                99,590,796        Total               99,590,796

Phillip J. Owings
                  No. of Shares
                  -------------
For:                 99,518,877
Withheld:                71,919
Total:               99,590,796

American Independence Funds Trust
Notes to Financial Statements, continued
April 30, 2002
(Unaudited)

8. Trustees and Officers (Unaudited)

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Trust is composed of eleven portfolios.

The table below shows the value of each Trustee's holdings in the Trust and all of the Funds as of December 31, 2001.
         -----------------------------------------------------------------

                                Dollar Range of         Aggregate Dollar
                                NestEgg Fund Shares     Range of Shares
          Name of Trustee       Owned                   Held in all Funds
         -----------------------------------------------------------------
          Terry L. Carter       $0                      $0
          Thomas F. Kice        $0                      $0
          George Mileusnic      $0                      $0
          John J.Pileggi        $0                      $0
          Peter L. Ochs         $0                      $0
          *Phillip J. Owings    $0                      $0
          *Rodney D. Pitts      $0                      $0
          *Troy Jordan          $0                      $0
          *Ronald L. Baldwin    $0                      $0
         -----------------------------------------------------------------

 * Trustees who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, INTRUST Bank or INTRUST Financial Services, Inc. Messrs. Owings, Pitts, Jordan and Baldwin are deemed "interested persons" by virtue of their positions as officers of the Trust, or officers of INTRUST Bank N.A. or officers of INTRUST Financial Services, Inc. Rodney D. Pitts is a Senior Vice President of INTRUST Bank. Troy Jordan is a Senior Vice President of INTRUST Bank. Ronald L. Baldwin is a Director and Vice Chairman of INTRUST Financial Services, Inc. Phillip J. Owings is formerly a Director and Executive Vice President of INTRUST Bank. In addition, Mr. Owings is employed by Sungard Wealth Management Services which provides certain services related to back office operations to certain affiliates of INTRUST Bank.

The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. In addition to the five NestEgg Funds, each Trustee and Officer serves in the same capacity for the Trust's six other series.

American Independence Funds Trust
Notes to Financial Statements, continued
April 30, 2002
(Unaudited)

                                  Position, Term of
                                  -----------------
                                Office and Length of
                                --------------------
Name, Date of Birth (Age) and     Time Served with
-----------------------------     ----------------
Address                              the Trust          Principal Occupation(s) During Past 5 Years and Other Directorships Held
-------                              ---------          ------------------------------------------------------------------------
                                                                                       by Trustee
                                                                                       ----------
INTERESTED TRUSTEES
                                       Term
                                       ----
                                Lifetime of Trust
                                until removal,
                                resignation or
                                  retirement*

Phillip J. Owings (Age: 57)     Trustee since        President and Division Manager Sungard Wealth Management Services, LLC;
8200 Thorn Drive, Suite 125     8/29/00              formerly, Director and Executive Vice President of INTRUST Financial
Wichita, Kansas 67226                                Services, Inc.

Rodney D. Pitts (Age: 41)       Trustee since        Senior Vice President of INTRUST Bank N.A.; formerly Vice President of
105 North Main Street           9/24/01              Nationsbank, N.A.
Wichita, Kansas 67202

Troy Jordan (Age: 39)           Trustee since        Senior Vice President of INTRUST Bank N.A.
105 North Main Street           9/24/01
Wichita, Kansas 67202

Ronald L. Baldwin (Age: 48)     Trustee since        Director and Vice Chairman of INTRUST Financial Services, Inc.;
105 North Main Street           8/29/00              Executive Vice President of INTRUST Bank N.A.
Wichita, Kansas 67202


NON-INTERESTED TRUSTEES

                                     Term
                                     ----
                                Lifetime of Trust
                                until removal,
                                resignation or
                                  retirement*
Terry L. Carter (1/3/49)        Trustee since        Senior Vice President of QuikTrip Corporation
1235 East 26/th/ Street         11/25/96
Tulsa Oklahoma 74114

Thomas F. Kice (Age: 52)        Trustee since        President of Kice Industries, Inc.
1150 Woodridge Dr.              11/25/96
Wichita Kansas 67206


George Mileusnic (Age: 47)      Trustee since        Chief Financial Officer of Caribou Coffee (2001-present). Chief
9422 Cross Creek                11/25/96             Financial Officer of Dean & Deluca (2000-2001). Executive Vice
Wichita, Kansas 67206                                President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 48)       Trustee since        Chairman of the Board of Trustees. President and Chief Executive Officer,
Two Hopkins Plaza               11/25/96             Mercantile Capital Advisors Inc. Formerly, President and Chief Executive
PO Box 2257, 10/th/ Floor                            Officer, PLUSFunds.com (2000-2002).  Formerly, President and CEO of ING
Baltimore, Maryland 21203                            Mutual Fund Management Co. LLC (1998-2000). Formerly, Director of
                                                     Furman Selz LLC (1994- 1998).

Peter Ochs (Age: 49)            Trustee since        Manager of Ochs & Associates, Inc.
319 South Oak Street            9/24/01
Wichita, Kansas 67213

American Independence Funds Trust
Notes to Financial Statements, continued
April 30, 2002
(Unaudited)


EXECUTIVE OFFICERS

                                       Term
                                       ----
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*
David Bunstine (Age 36)         President since      Vice President, BISYS Funds Services Ohio, Inc. (1987 - pres.).
                                5/15/97
Nina Jackson (Age: 41)          Treasurer since      Vice President of Financial Services of BISYS Fund Services (2000 -
                                2/26/02              pres.).  Director of Accounting McDonalds Corporation ( 1989-2000).
George Stevens (Age: 50)        Secretary since      Vice President, BISYS Fund Services Ohio, Inc. since 1998; Client
                                8/23/99              Services Manager, BISYS Fund Services Ohio, Inc. (1996 - 1998).
Mick Grunewald (age 31)         Vice President       Manager, Client Services, BISYS Fund Services, Inc., 1993 to Present.
                                since 8/21/01

The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, Ochs and Owings. Except for Mr. Owings, the members of the committee are not "interested persons" of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended February 28, 2002.

The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee met once during the fiscal year ended February 28, 2002.

Trustees of the Trust not affiliated with INTRUST or Distributor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with INTRUST(Messrs. Baldwin, Pitts and Jordan) do not receive compensation from the Trust. The following table shows the compensation received by the Trustees for the fiscal year ended February 28, 2002.

                                            Aggregate        Pension or Retirement     Estimated Annual   Total Compensation
                                          Compensation     Benefits Accrued as Part     Benefits Upon       From the Fund
               Name of Trustee*           NestEgg Funds    of the Trust's Expenses        Retirement           Complex
                                          -------------    -----------------------        ----------           -------



        Phillip J. Owings                     $ 856                  N/A                      N/A               $6500
        Rodney D. Pitts                       $   0                  N/A                      N/A               $   0
        Troy Jordan                           $   0                  N/A                      N/A               $   0
        Ronald L. Baldwin                     $   0                                           N/A               $   0

                                                                Non-Interested
                                                                   Trustees

        Terry L. Carter                       $ 683                  N/A                      N/A               $6000
        Thomas F. Kice                        $1086                  N/A                      N/A               $9000
        George Mileusnic                      $1086                  N/A                      N/A               $9000
        Peter L. Ochs                         $ 597                  N/A                      N/A               $4500
        John J. Pileggi                       $ 811                  N/A                      N/A               $7000

* G.L. Best, a former Trustee who resigned September 24, 2001, received $5,159

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated.

                                                     Six Months ended        Year ended          Year ended          Year ended
                                                      April 30, 2002      October 31, 2001    October 31, 2000    October 31, 1999
                                                    ------------------   ------------------  ------------------  ------------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period                     $  1.000              $  1.000            $  1.000             $ 1.000
                                                         --------              --------            --------             -------
Investment Activities
  Net investment income                                     0.009                 0.045               0.058               0.046
                                                         --------              --------            --------             -------
  Total from Investment Activities                          0.009                 0.045               0.058               0.046
                                                         --------              --------            --------             -------
Distributions
  Net investment income                                    (0.009)               (0.045)             (0.058)             (0.046)
                                                         --------              --------            --------             -------
  Total Distributions                                      (0.009)               (0.045)             (0.058)             (0.046)
                                                         --------              --------            --------             -------
     Change in net asset value                                  -                     -                   -                   -
                                                         --------              --------            --------             -------
Net Asset Value, End of Period                           $  1.000              $  1.000            $  1.000             $ 1.000
                                                         ========              ========            ========             =======
Total Return (excludes sales charge)                         0.88% (b)             4.63%               5.95%               4.70%
Ratios/Supplemental Data:
Net Assets at end of year (000)                          $ 67,005              $ 73,298            $ 73,727             $97,364
Ratio of expenses to average net assets                      0.59% (c)             0.59%               0.60%               0.59%
Ratio of net investment income to average net assets         1.75% (c)             4.65%               5.76%               4.61%
Ratio of expenses to average net assets*                     1.12% (c)             1.12%               1.13%               1.13%

                                                                             Period ended
                                                             Year ended       October 31,
                                                          October 31, 1998      1997 (a)
                                                         ------------------ --------------

Net Asset Value, Beginning of Period                          $ 1.000           $ 1.000
                                                              -------           -------
Investment Activities
  Net investment income                                         0.050             0.038
                                                              -------           -------
  Total from Investment Activities                              0.050             0.038
                                                              -------           -------
Distributions
  Net investment income                                        (0.050)           (0.038)
                                                              -------           -------
  Total Distributions                                          (0.050)           (0.038)
                                                              -------           -------
     Change in net asset value                                      -                 -
                                                              -------           -------
Net Asset Value, End of Period                                $ 1.000           $ 1.000
                                                              =======           =======
Total Return (excludes sales charge)                             5.13%             3.86% (b)
Ratios/Supplemental Data:
Net Assets at end of year (000)                               $50,746           $55,566
Ratio of expenses to average net assets                          0.67%             0.71% (c)
Ratio of net investment income to average net assets             5.04%             4.92% (c)
Ratio of expenses to average net assets*                         1.03%             1.11% (c)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from January 23, 1997 (commencement of operations) through October 31, 1997.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                                    Six Months ended    Year ended        Year ended
                                                                     April 30, 2002  October 31, 2001  October 31, 2000
                                                                    ---------------- ----------------  ----------------
                                                                      (Unaudited)
Net Asset Value, Beginning of Period                                     $    10.40       $     9.96        $     9.90
                                                                    ----------------  ---------------  ----------------
Investment Activities
  Net investment income                                                        0.22             0.53              0.56
  Net realized and unrealized gains (losses) from investments                 (0.18)            0.44              0.06
                                                                    ----------------  ---------------  ----------------
  Total from Investment Activities                                             0.04             0.97              0.62
                                                                    ----------------  ---------------  ----------------
Distributions

  Net investment income                                                       (0.22)           (0.53)            (0.56)
  Net realized gains from investment transactions                             (0.05)               -                 - (d)
                                                                    ----------------  ---------------  ----------------
  Total Distributions                                                         (0.27)           (0.53)            (0.56)
                                                                    ----------------  ---------------  ----------------
  Change in net asset value                                                   (0.23)            0.44              0.06
                                                                    ----------------  ---------------  ----------------
Net Asset Value, End of Period                                           $    10.17       $    10.40        $     9.96
                                                                    ----------------  ---------------  ----------------
Total Return (excludes sales charge)                                           0.35% (b)       10.02%             6.47%
Ratios/Supplemental Data:
Net Assets at end of year (000)                                          $   46,983       $   47,624        $   51,984
Ratio of expenses to average net assets                                        0.65% (c)        0.65%             0.64%
Ratio of net investment income to average net assets                           4.27% (c)        5.26%             5.64%
Ratio of expenses to average net assets*                                       1.31% (c)        1.28%             1.29%
Portfolio turnover rate                                                       32.70%           65.87%            57.96%

                                                                                                          Period ended
                                                                       Year ended        Year ended        October 31,
                                                                    October 31, 1999  October 31, 1998       1997 (a)
                                                                    ----------------  ----------------   --------------

Net Asset Value, Beginning of Period                                     $    10.20        $    10.08      $    10.00
                                                                    ----------------  ----------------   --------------
Investment Activities
  Net investment income                                                        0.53              0.57            0.42
  Net realized and unrealized gains (losses) from investments                 (0.30)             0.12            0.08
                                                                    ----------------  ----------------   --------------
  Total from Investment Activities                                             0.23              0.69            0.50
                                                                    ----------------  ----------------   --------------
Distributions

  Net investment income                                                       (0.53)            (0.57)          (0.42)
  Net realized gains from investment transactions                                 -                 -               -
                                                                    ----------------  ----------------   --------------
  Total Distributions                                                         (0.53)            (0.57)          (0.42)
                                                                    ----------------  ----------------   --------------
  Change in net asset value                                                   (0.30)             0.12            0.08
                                                                    ----------------  ----------------   --------------
Net Asset Value, End of Period                                           $     9.90        $    10.20      $    10.08
                                                                    ----------------  ----------------   --------------
Total Return (excludes sales charge)                                           2.35%             6.96%           5.13% (b)
Ratios/Supplemental Data:
Net Assets at end of year (000)                                          $   61,302        $   61,371      $   52,682
Ratio of expenses to average net assets                                        0.65%             0.67%           0.78% (c)
Ratio of net investment income to average net assets                           5.31%             5.59%           5.48% (c)
Ratio of expenses to average net assets*                                       1.30%             1.13%           1.25% (c)
Portfolio turnover rate                                                       58.94%            55.75%          84.41% (b)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from January 21, 1997 (commencement of operations) through October 31, 1997.
(b) Not annualized.
(c) Annualized.
(d) Distribution per share was less than $0.005


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                                    Six Months ended         Year ended            Year ended
                                                                     April 30, 2002       October 31, 2001      October 31, 2000
                                                                   -----------------      ----------------      ----------------
                                                                     (Unaudited)
Net Asset Value, Beginning of Period                               $           10.54      $           9.82      $           9.86
                                                                   -----------------      ----------------      ----------------
Investment Activities
  Net investment income                                                         0.28                  0.56                  0.58
  Net realized and unrealized gains (losses) from investments                  (0.20)                 0.72                 (0.04)
                                                                   -----------------      ----------------      ----------------
  Total from Investment Activities                                              0.08                  1.28                  0.54
                                                                   -----------------      ----------------      ----------------
Distributions
  Net investment income                                                        (0.27)                (0.56)                (0.58)
                                                                   -----------------      ----------------      ----------------
  Total Distributions                                                          (0.27)                (0.56)                (0.58)
                                                                   -----------------      ----------------      ----------------
  Change in net asset value                                                    (0.19)                 0.72                 (0.04)
                                                                   -----------------      ----------------      ----------------
Net Asset Value, End of Period                                     $           10.35      $          10.54      $           9.82
                                                                   =================      ================      ================
Total Return (excludes sales charge)                                            0.75%(b)             13.35%                 5.75%
Ratios/Supplemental Data:
  Net Assets at end of year (000)                                  $          45,086      $         45,447      $         46,092
  Ratio of expenses to average net assets                                       0.76%(c)              0.76%                 0.76%
  Ratio of net investment income to average net assets                          5.46%(c)              5.49%                 6.01%
  Ratio of expenses to average net assets*                                      1.32%(c)              1.29%                 1.31%
  Portfolio turnover rate                                                      55.34%                93.61%                37.86%

                                                                                                               January 21, 1997
                                                                         Year ended            Year ended       to October 31,
                                                                      October 31, 1999      October 31, 1998        1997 (a)
                                                                      ----------------      ----------------   ----------------
Net Asset Value, Beginning of Period                                  $          10.43      $         10.21    $        10.00
                                                                      ----------------      ---------------    --------------
Investment Activities
  Net investment income                                                           0.57                 0.59              0.45
  Net realized and unrealized gains (losses) from investments                    (0.56)                0.22              0.21
                                                                      ----------------      ---------------    --------------
  Total from Investment Activities                                                0.01                 0.81              0.66
                                                                      ----------------      ---------------    --------------
Distributions
  Net investment income                                                          (0.58)               (0.59)            (0.45)
                                                                      ----------------      ---------------    --------------
  Total Distributions                                                            (0.58)               (0.59)            (0.45)
                                                                      ----------------      ---------------    --------------
  Change in net asset value                                                      (0.57)                0.22              0.21
                                                                      ----------------      ---------------    --------------
Net Asset Value, End of Period                                        $           9.86      $         10.43    $        10.21
                                                                      ================      ===============    ==============
Total Return (excludes sales charge)                                              0.11%                8.16%             6.77%(b)
Ratios/Supplemental Data:
  Net Assets at end of year (000)                                     $         56,091      $        52,993    $       46,492
  Ratio of expenses to average net assets                                         0.76%                0.78%             0.90%(c)
  Ratio of net investment income to average net assets                            5.69%                5.74%             5.83%(c)
  Ratio of expenses to average net assets*                                        1.31%                1.14%             1.27%(c)
  Portfolio turnover rate                                                        46.98%               39.07%           108.73%(b)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                                        Six Months ended
                                                                          April 30, 2002          Year ended          Year ended
                                                                           (Unaudited)         October 31, 2001    October 31, 2000
                                                                        ----------------       ----------------    ----------------
Net Asset Value, Beginning of Period                                    $          10.64       $          11.09    $          10.33
                                                                        ----------------       ----------------    ----------------
Investment Activities:
  Net investment income                                                             0.08                   0.15                0.18
  Net realized and unrealized gains (losses) from investments                       0.86                  (0.42)               1.09
                                                                        ----------------       ----------------    ----------------
  Total from Investment Activities                                                  0.94                  (0.27)               1.27
                                                                        ----------------       ----------------    ----------------
Distributions
  Net investment income                                                            (0.15)                 (0.18)              (0.11)
  Net realized gains from investment transactions                                      -                      -               (0.40)
                                                                        ----------------       ----------------    ----------------
  Total Distributions                                                              (0.15)                 (0.18)              (0.51)
                                                                        ----------------       ----------------    ----------------
  Change in net asset value                                                         0.79                  (0.45)               0.76
                                                                        ----------------       ----------------    ----------------
Net Asset Value, End of Period                                          $          11.43       $          10.64    $          11.09
                                                                        ================       ================    ================
Total Return (excludes sales charge)                                                8.87% (b)            (2.45%)              13.39%
Ratios/Supplemental Data:
Net Assets at end of year (000)                                         $         80,715       $         73,463    $         83,791
Ratio of expenses to average net assets                                             1.29% (c)              1.29%               1.26%
Ratio of net investment income to average net assets                                1.46% (c)              1.27%               1.76%
Ratio of expenses to average net assets*                                            1.85% (c)              1.86%               1.83%
Portfolio turnover rate                                                            19.20%                 34.00%              87.85%

                                                                                                                 Period ended
                                                                          Year ended           Year ended          October 3
                                                                        October 31, 1999     October 31, 1998       1997 (a)
                                                                       -----------------    -----------------    -------------
Net Asset Value, Beginning of Period                                   $           12.07    $           11.31    $       10.00
                                                                       -----------------    -----------------    -------------
Investment Activities:
  Net investment income                                                             0.11                 0.07             0.04
  Net realized and unrealized gains (losses) from investments                      (0.03)                1.28             1.27
                                                                       -----------------    -----------------    -------------
  Total from Investment Activities                                                  0.08                 1.35             1.31
                                                                       -----------------    -----------------    -------------
Distributions
  Net investment income                                                            (0.09)               (0.05)               -
  Net realized gains from investment transactions                                  (1.73)               (0.54)               -
                                                                       -----------------    -----------------    -------------
  Total Distributions                                                              (1.82)               (0.59)               -
                                                                       -----------------    -----------------    -------------
  Change in net asset value                                                        (1.74)                0.76             1.31
                                                                       -----------------    -----------------    -------------
Net Asset Value, End of Period                                         $           10.33    $           12.07    $       11.31
                                                                       =================    =================    =============
Total Return (excludes sales charge)                                                0.56%               12.49%           13.10% (b)
Ratios/Supplemental Data:
Net Assets at end of year (000)                                        $         103,380    $         100,524    $      79,834
Ratio of expenses to average net assets                                             1.29%                1.32%            1.41% (c)
Ratio of net investment income to average net assets                                0.89%                0.66%            0.63% (c)
Ratio of expenses to average net assets*                                            1.84%                1.70%            1.80% (c)
Portfolio turnover rate                                                           112.35%              102.36%            1.76% (b)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from January 21, 1997 (commencement of operations) through October 31, 1997.
(b) Not annualized.
(c) Annualized.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated.


                                                                       Six Months ended         Year ended         Year ended
                                                                        April 30, 2002       October 31, 2001   October 31, 2000
                                                                       ----------------      ----------------   ----------------
                                                                         (Unaudited)
Net Asset Value, Beginning of Period                                    $          9.24       $         12.70    $         13.15
                                                                       ----------------      ----------------   ----------------
Investment Activities
Net investment income                                                              0.04                  0.12               0.16
Net realized and unrealized gains (losses) from investments                        1.06                 (1.97)              0.17
                                                                       ----------------      ----------------   ----------------
Total from Investment Activities                                                   1.10                 (1.85)              0.33
                                                                       ----------------      ----------------   ----------------
Distributions
Net investment income                                                             (0.06)                (0.08)             (0.18)
Net realized gains from investment transactions                                       -                 (1.53)             (0.60)
                                                                       ----------------      ----------------   ----------------
Total Distributions                                                               (0.06)                (1.61)             (0.78)
                                                                       ----------------      ----------------   ----------------
Change in net asset value                                                          1.04                 (3.46)             (0.45)
                                                                       ----------------      ----------------   ----------------
Net Asset Value, End of Period                                          $         10.28       $          9.24    $         12.70
                                                                       ================      ================   ================
Total Return (excludes sales charge)                                              11.99% (b)           (16.83%)             2.16%
Ratios/Supplemental Data:
Net Assets at end of year (000)                                         $        55,111       $        48,043    $        60,169
Ratio of expenses to average net assets+                                           1.18% (c)             1.22%              1.15%
Ratio of net investment income to average net assets+                              0.88% (c)             1.09%              1.17%
Ratio of expenses to average net assets*+                                          1.65% (c)             1.69%              1.63%
Portfolio turnover rate (d)                                                       22.00%                36.00%             45.05%

                                                                                                               Period ended
                                                                          Year ended            Year ended      October 31,
                                                                       October 31, 1999      October 31, 1998     1997 (a)
                                                                       ----------------      ----------------   -----------
Net Asset Value, Beginning of Period                                    $         11.14       $         10.97    $    10.00
                                                                       ----------------      ----------------   -----------
Investment Activities
Net investment income                                                              0.21                  0.18          0.11
Net realized and unrealized gains (losses) from investments                        1.95                  0.21          0.86
                                                                       ----------------      ----------------   -----------
Total from Investment Activities                                                   2.16                  0.39          0.97
                                                                       ----------------      ----------------   -----------
Distributions
Net investment income                                                             (0.15)                (0.13)            -
Net realized gains from investment transactions                                       -                 (0.09)            -
                                                                       ----------------      ----------------   -----------
Total Distributions                                                               (0.15)                (0.22)            -
                                                                       ----------------      ----------------   -----------
Change in net asset value                                                          2.01                  0.17          0.97
                                                                       ----------------      ----------------   -----------
Net Asset Value, End of Period                                          $         13.15       $         11.14    $    10.97
                                                                       ================      ================   ===========
Total Return (excludes sales charge)                                              19.61%                 3.61%         9.70% (b)
Ratios/Supplemental Data:
Net Assets at end of year (000)                                         $        63,441       $        55,505    $   41,135
Ratio of expenses to average net assets+                                           1.09%                 1.29%         1.42% (c)
Ratio of net investment income to average net assets+                              1.57%                 1.55%         1.91% (c)
Ratio of expenses to average net assets*+                                          1.57%                 1.59%         1.75% (c)
Portfolio turnover rate (d)                                                       62.67%                23.54%        15.00%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
+ These ratios include expenses charged from the International Equity Portfolio.
(a) For the period from January 20, 1997 (commencement of operations) to October 31, 1997.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate represents that of the International Equity
    Portfolio.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated.

                                                          Six Months ended       Year ended         Year ended         Year ended
                                                           April 30, 2002     October 31, 2001   October 31, 2000   October 31, 1999
                                                          ----------------    ----------------   ----------------   ----------------
                                                            (Unaudited)
Net Asset Value, Beginning of Period                         $  10.86              $  10.35           $  10.12           $  10.90
Investment Activities
  Net investment income                                          0.23                  0.46               0.47               0.47
  Net realized and unrealized gains (losses)
   from investments                                             (0.12)                 0.51               0.23              (0.73)
                                                             --------              --------           --------           --------
  Total from Investment Activities                               0.11                  0.97               0.70              (0.26)
                                                             --------              --------           --------           --------
Distributions
  Net investment income                                         (0.22)                (0.46)             (0.47)             (0.47)
  Net realized gains from investment transactions                   -                     -                  -              (0.05)
                                                             --------              --------           --------           --------
  Total Distributions                                           (0.22)                (0.46)             (0.47)             (0.52)
                                                             --------              --------           --------           --------
  Change in net asset value                                     (0.11)                 0.51               0.23              (0.78)
                                                             --------              --------           --------           --------
Net Asset Value, End of Period                               $  10.75              $  10.86           $  10.35           $  10.12
                                                             ========              ========           ========           ========
Total Return (excludes sales charge)                             1.06% (c)             9.58%              7.10%             (2.51%)
Ratios/Supplemental Data:
Net Assets at end of year (000)                              $144,687              $142,848           $140,633           $145,607
Ratio of expenses to average net assets                          0.60% (d)             0.60%              0.60%              0.54%
Ratio of net investment income to average                                                                                    4.44%
  net assets                                                     4.29% (d)             4.34%              4.62%
Ratio of expenses to average net assets*                         0.94% (d)             1.15%              1.12%              1.14%
Portfolio Turnover Rate                                          2.77%                 9.62%              5.88%             21.26%

                                                                                           Period ended
                                                                         Year ended         October 31,           Year ended
                                                                      October 31, 1998       1997 (b)         August 31, 1997 (a)
                                                                      ----------------     ------------       -------------------
Net Asset Value, Beginning of Period                                     $  10.73           $  10.66                $ 10.51
Investment Activities
  Net investment income                                                      0.53               0.09                   0.55
  Net realized and unrealized gains (losses) from investments                0.20               0.07                   0.19
                                                                         --------           --------                -------
  Total from Investment Activities                                           0.73               0.16                   0.74
                                                                         --------           --------                -------
Distributions
  Net investment income                                                     (0.53)             (0.09)                 (0.59)
  Net realized gains from investment transactions                           (0.03)                 -                      -
                                                                         --------           --------                -------
  Total Distributions                                                       (0.56)             (0.09)                 (0.59)
                                                                         --------           --------                -------
  Change in net asset value                                                  0.17               0.07                   0.15
                                                                         --------           --------                -------
Net Asset Value, End of Period                                           $  10.90           $  10.73                $ 10.66
                                                                         ========           ========                =======
Total Return (excludes sales charge)                                         7.01%              1.51% (c)              7.27%
Ratios/Supplemental Data:
Net Assets at end of year (000)                                          $132,917           $103,616                $96,780
Ratio of expenses to average net assets                                      0.21%              0.21% (d)              0.21%
Ratio of net investment income to average net assets                         4.90%              5.10% (d)              5.20%
Ratio of expenses to average net assets*                                     1.00%              0.82% (d)              0.62%
Portfolio Turnover Rate                                                     13.51%              5.87% (c)              8.78%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax- Exempt Bond Fund changed its fiscal year end from August 31 to October 31.
(c) Not annualized.
(d) Annualized.

                       See Notes to Financial Statements

International Equity Market Overview

International investors were rewarded with strong returns for the six-month period ended April 30, 2002 as the synchronized economic downturn, so feared in the fall of 2001, failed to materialize. The developed international markets, as measured by the MSCI EAFE Index, ended the six-month period up 5.5% in U.S. dollar terms. Growth and value investors shared similar returns (EAFE Growth 5.8% and EAFE Value 5.3%) as growth companies were strong earlier in the period, but when it became apparent that the global recovery would be more restrained than originally thought, value stocks outperformed. In addition, the emerging market asset class closed the period as the top performing asset class with a return of 33.7% as measured by the MSCI EMF Index. Much of the return generated by the emerging markets also occurred early in the period in anticipation of stronger global economic growth.

     The strong returns generated over the past six months represented a welcome relief from the twelve-month period ended October 2001. Economic growth, which was sluggish through much of the third quarter in 2001, nearly grounded to a halt after the tragedies of September 11th. Aggressive interest rate cutting by central banks around the world, coupled with fiscal stimulus packages and corporate downsizing, halted the downward spiral and provided the impetus toward a recovery of economic growth.

     While the global economy appears to have escaped a downturn, growth is by no means strong. The 4% to 6% growth rates of the late 90's are gone, replaced by growth rates in the 1% to 3% range. Business investment has remained stagnant, despite interest rates reaching 40-year lows, as was the case in the UK and Canada, while interest rates in Japan remained at 0%. Consumer demand has been the driving force supporting global economic growth especially in the UK, U.S. and in markets that typically are not associated with domestic demand such as South Korea. As interest rates have fallen, consumers have benefited by buying new cars or refinancing their homes. However, with the consumer savings rate at record low levels and unemployment rising, expectations are for global growth without participation from businesses.

     While interest rates were quickly and dramatically cut throughout 2001, the resumption of growth has seen central banks either begin to take back some of the interest rate cuts or signal that the next move will be a tightening. The Bank of Canada was the first to move among the G7 countries while New Zealand, Sweden and South Korea have also raised interest rates. Inflation has yet to become an issue, as Japan is experiencing deflation, housing prices are 17% higher than a year ago in the UK, and inflation in the Eurozone was 2.4% in April 2002. While this was not particularly high, it was above the European Central Bank's target of 2% for the 23rd consecutive month.

     From a currency perspective, both the Japanese Yen and the Euro have strengthened against the U.S. dollar during the last 2 months. For the six-month period, the Euro remained flat relative to the U.S. dollar while the Yen was nearly 5% weaker. Both currencies weakened late in 2001 and early in 2002 as it appeared that the U.S. economy was emerging quicker and stronger than other developed markets. However, stronger growth signs failed to materialize in the U.S., while conditions improved in Europe and Japan, causing the currencies to reverse course over the last 2 months of the period.

     The strong performance for the period, aggressive easing by central banks and the late rally have buoyed investor sentiment as we move forward. Our managers believe that economic growth may strengthen later in the year as the U.S. leads the recovery.

Performance Overview
American AAdvantage International Equity Fund(SM)
--------------------------------------------------------------------------------

    The Institutional Class of the International Equity Fund returned -6.2% for the twelve months ended April 30, 2002. Despite high profile disappointments and profit warnings within the market, the Fund significantly outperformed the EAFE Index return of -13.9% and the Lipper International Index return of -9.8%.

                                        Annualized Total Returns
                                        ------------------------
                                          Periods Ended 4/30/02
                                          ---------------------
                                6 Months*   1 Year    5 Years    10 Years
                                ---------  --------  ---------  ----------
Institutional Class(1) ......     11.98%    (6.15)%    5.39%       9.66%
PlanAhead Class(1,2) ........     11.80%    (6.45)%    5.09%       9.39%
AMR Class(1,2) ..............     12.14%    (5.92)%    5.67%       9.89%
Lipper Int'l. Index .........      8.92%    (9.79)%    2.80%       6.94%
EAFE Index ..................      5.53%   (13.88)%    1.34%       5.86%
* Not Annualized

1    Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 4/30/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 4/30/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 4/30/92.

     The International Equity Fund rebounded sharply with a total return for the six months ended April 30, 2002 of 12.1% for the AMR Class, 12.0% for the Institutional Class and 11.8% for the PlanAhead Class. On a relative basis, the Fund significantly outperformed the Lipper International Fund Index return of 8.9% and the MSCI EAFE Index return of 5.5%.

     Favorable returns were widespread, as 16 out of 21 developed markets in the MSCI EAFE Index delivered positive returns during the six-month fiscal period. This was quite a reversal from the last report when every market had fallen during the previous twelve-month period.

     Stock selection contributed to much of the Fund's outperformance relative to the MSCI EAFE Index. These strong stock picks were in a number of markets, most notably the United Kingdom, Japan, Switzerland, and Singapore. In the UK, the Fund added value by overweighting Cadbury Schweppes (up 23.9%), Unilever (up 27.1%), and by avoiding Vodafone (down 29.9%). In Japan, the Fund added value by overweighting Nissan Motor (up 75.1%) and Canon (up 32.2%). Country selection was also positive, largely the result of overweighting Singapore, which was the top performing country in the Index during the period (up over 30%).

     Sector stock selection was also strong, especially in the financial sector, which contributed 2.2% in relative value. The financial sector rallied in response to signs of global economic recovery and the perception that such a recovery should spur growth in lending. Some key names that contributed to the Fund's performance included United Overseas Bank (up 42.2%) and Shohkoh Fund & Co. (up 55.1%). The Fund's managers added value through strong stock selection by avoiding some large cap, high P/E names. These included technology companies such as Nokia (down 21.8%) and Ericsson (down 42.2%).

     In the coming months, EAFE economies appear likely to continue their recovery, but with a bit less strength than the U.S. Should economic recovery bring enough stock market prosperity to break the two-year decline, EAFE countries could be an appealing alternative to the more expensive U.S. markets.

AMR Investment Services International Equity Portfolio
International Equity Industry Diversification
April 30, 2002
======================================================
                               Percent of     EAFE
                               Net Assets     Index
                               ----------     --------
Financials ..................      26.20%       25.50%
Consumer Discretionary ......      13.40%       13.90%
Industrials .................      10.70%        9.50%
Telecommunication Services ..       8.80%        6.80%
Consumer Staples ............       8.60%        8.50%
Materials ...................       7.80%        5.80%
Health Care .................       7.70%       10.20%
Energy ......................       6.90%        8.40%
Utilities ...................       5.60%        4.50%
Information Technology ......       4.30%        6.90%

                               ----------
                                  100.00%
                               ==========

American Aadvantage International Equity Portfolio
Top 10 Equity Holdings
April 30, 2002
==================================================
                                  Shown as a %
                                   of Equities
                                  ------------
Philips Electronics NV                2.2%
ENI                                   1.8%
Total Fina                            1.5%
Aventis SA                            1.5%
Novartis AG                           1.4%
Ing Groep NV                          1.4%
Cadbury Schweppes                     1.4%
ABN AMRO Holdings NV                  1.4%
Unilever PLC                          1.3%
Akzo Nobel NV                         1.3%



        As a % of Net Assets        15.12%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Country Allocation *
As of April 30, 2002
=====================================================================

                                                            MSCI
                                          Fund           EAFE Index
                                          -------------------------
               Netherlands                  8.3%               5.9%
               France                       7.6%              10.3%
               Germany                      7.6%               7.7%
               Spain                        4.4%               3.2%
               Italy                        4.0%               4.2%
               Ireland                      3.3%               0.7%
               Finland                      2.1%               1.7%
               Portugal                     1.6%               0.4%
               Belgium                      0.5%               1.1%
               Austria                      0.3%               0.2%
               Greece                       0.0%               0.3%
                                          -------------------------
Euro                                       39.7%              35.7%

UK                                         23.2%              24.9%

               Switzerland                  6.7%               7.8%
               Sweden                       1.8%               0.6%
               Norway                       1.7%               2.0%
               Denmark                      0.0%               0.8%
                                          -------------------------
Other Non-Euro                             10.2%              11.2%

Japan                                      12.5%              21.4%

               Hong Kong                    2.9%               2.0%
               Australia                    2.2%               3.7%
               Singapore                    1.9%               1.0%
               South Korea                  1.5%               0.0%
               China                        1.4%               0.0%
               New Zealand                  0.8%               0.1%
                                          -------------------------
Other Asia                                 10.7%               6.8%

               Canada                       3.3%               0.0%
               Mexico                       0.4%               0.0%
                                          -------------------------
Other                                       3.7%               0.0%

Total                                     100.0%             100.0%
                                          =========================

* Allocations based upon gross investments in Portfolio.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Assets and Liabilities
April 30, 2002
===============================================================================

ASSETS:
      Investments in securities at value (cost - $1,415,255,000).....$1,449,103,000
      Cash, including foreign currency...............................     8,437,000
      Unrealized appreciation on foreign currency contracts..........     1,220,000
      Dividends and interest receivable..............................     4,507,000
      Reclaims receivable............................................       200,000
      Receivable for investments sold................................       418,000
      Receivable for variation margin on open futures contracts......        75,000
                                                                     --------------
              Total assets........................................... 1,463,960,000
                                                                     --------------
LIABILITIES:
      Payable for investments purchased..............................       108,000
      Payable upon return of securities loaned.......................   285,820,000
      Management and investment advisory fees payable................     1,098,000
      Other liabilities..............................................       205,000
                                                                     --------------
              Total liabilities......................................   287,231,000
                                                                     --------------
Net assets applicable to investors' beneficial interests.............$1,176,729,000
                                                                     ==============

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Operations
Six Months Ended April 30, 2002
===============================================================================


INVESTMENT INCOME:
    Interest income............................................... $    957,000
    Dividend income (net of foreign taxes of $4,527,000)..........    9,871,000
    Income derived from commission recapture......................      160,000
    Income derived from securities lending, net...................      407,000
                                                                   ------------
       Total investment income....................................   11,395,000
                                                                   ------------
EXPENSES:

    Management and investment advisory fees.......................    1,866,000
    Custodian fees................................................      547,000
    Professional fees.............................................       31,000
    Other expenses................................................       20,000
                                                                   ------------
       Total expenses.............................................    2,464,000
                                                                   ------------
Net investment income.............................................    8,931,000
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
    Investments...................................................    5,043,000)
    Foreign currency transactions.................................  (24,468,000)
    Futures contracts.............................................    3,652,000
    Change in net unrealized appreciation or (depreciation) of:
    Investments...................................................  124,408,000
    Futures contracts.............................................     (764,000)
    Foreign currency contracts and translations...................   23,343,000
                                                                   ------------
       Net gain (loss) on investments.............................  121,128,000
                                                                   ------------
Net (decrease) increase in net assets resulting from
    operations.................................................... $130,059,000
                                                                   ============


 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statements of Changes in Net Assets
=========================================================================================================

                                                                          Six Months
                                                                             Ended
                                                                           April 30,        Year Ended
                                                                             2001           October 31,
                                                                          (unaudited)          2001
                                                                        --------------    ---------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
     Net investment income...........................................   $    8,931,000    $    20,390,000
     Net realized (loss) gain on investments, futures contracts
        and foreign currency transactions............................      (25,859,000)       (45,529,000)
     Change in net unrealized appreciation
        or depreciation of investments, futures contracts and
        foreign currency translations................................      146,987,000       (164,975,000)
                                                                        --------------    ---------------
               Net (decrease) increase in net assets
                  resulting from operations..........................      130,059,000       (190,114,000)
                                                                        --------------    ---------------
 TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
     Contributions...................................................      744,314,000      1,048,740,000
     Withdrawals.....................................................     (688,790,000)    (1,036,201,000)
                                                                        --------------    ---------------
               Net increase (decrease) in net assets resulting
                  from transactions in investors'
                  beneficial interests...............................       55,524,000         12,539,000
                                                                        --------------    ---------------
 Net (decrease) increase in net assets...............................      185,583,000       (177,575,000)
                                                                        --------------    ---------------
 NET ASSETS:
     Beginning of period.............................................      991,146,000      1,168,721,000
                                                                        --------------    ---------------
     End of period...................................................   $1,176,729,000    $   991,146,000
                                                                        ==============    ===============


=========================================================================================================
 FINANCIAL HIGHLIGHTS:
=========================================================================================================

 RATIOS:
     Expenses to average net assets (annualized) ....................             0.46%              0.49%
     Net investment income to average net  assets (annualized).......             1.66%              1.82%
     Portfolio turnover rate (not annualized)........................               22%                36%

AMR Investment Services International Equity Portfolio
Notes to Financial Statements
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   Transactions with Affiliates

Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from Portfolio an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                             Amounts paid to     Net Amounts
               Management     Management       Investment        Retained by
                Fee Rate          Fee           Advisors           Manager
               ---------      ----------     --------------      -----------
               .25%--.60%      $ 1,866          $ 1,327             $ 539

Investment in Affiliated Funds

    The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $837,447 during the six months ended April 30, 2002 for the Portfolio.

Other

    Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2002, the cost of air transportation was not material to any of the Portfolios. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $45,000 plus $1,250 for each Board meeting attended.

3. Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the six months ended April 30, 2002 were $272,982 and $224,360, respectively.

4. Commitments

    In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 2002, the Portfolio had outstanding forward foreign currency contracts as follows:


                                                Settlement             Unrealized
Contracts to Deliver                               Date     Value      Gain/(Loss)
--------------------                            ----------  -----      -----------
(amounts in thousands)
     3,300       Australian Dollar               5/29/2002  $ 1,770     $  (23)
     3,500       Canadian Dollar                 5/29/2002    2,231        (32)
    15,300       Euro Currency                   5/29/2002   13,760       (324)
   928,000       Japanese Yen                    5/29/2002    7,235       (170)
     7,500       Pound Sterling                  5/29/2002   10,905       (175)
    10,700       Swedish Krona                   5/29/2002    1,038          4
     4,900       Swiss Franc                     5/29/2002    3,022        (77)
                                                            -------     ------
Total contracts to deliver                                  $39,961     $ (797)
                                                            =======     ======
(Receivable amount $39,164)

Contracts to Receive
--------------------
(amounts in thousands)

     7,300       Australian Dollar               5/29/2002    3,915        129
     8,500       Canadian Dollar                 5/29/2002    5,419         55
    35,900       Euro Currency                   5/29/2002   32,287        964
25,000,000       Japanese Yen                    5/29/2002   19,491        (93)
    17,500       Pound Sterling                  5/29/2002   25,445        686
    24,000       Swedish Krona                   5/29/2002    2,328         21
    12,300       Swiss Franc                     5/29/2002    7,587        255
                                                            -------     ------
Total Contracts to receive                                  $96,472     $2,017
                                                            =======     ======
(Payable amount $94,455)


    The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5. Securities Lending

    The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

    At April 30, 2002, securities with a market value of approximately $273,843,737 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Enhanced Yield Business Trust and the American AAdvantage Money Market Select Fund (the "Funds") totaling $285,820,463. The custodian held non-cash collateral totaling $1,047,975. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6. Commission Recapture

    The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7. Futures Contracts

    A summary of obligations under these financial instruments at April 30, 2002 is as follows:

                                                                                      Unrealized
                                                                        Market       Appreciation/
           Type of Future               Expiration   Contracts          Value       (Depreciation)
  ----------------------------------    ----------   ---------       -----------    --------------
  France CAC 40 Index ..............    June 2002        222         $ 8,841,952       $(146,190)
  Germany DAX Index ................    June 2002         57           6,498,023        (311,431)
  UK FTSE 100 Index ................    June 2002        284          21,384,813        (250,881)
  Hang Seng Index ..................    May 2002          23           1,693,770          18,115
  Italy MIB 30 Index ...............    June 2002         25           3,566,215         (49,854)
  Japan Nikkei 300 Index ...........    June 2002        155           2,585,747         (22,079)
  Tokyo FE TOPIX Index .............    June 2002        188          15,798,438          65,350
  Spain IBEX 35 Index ..............    May 2002          37           2,719,434         (27,346)
  Sweden OMX Index .................    May 2002         251           1,748,123          78,936
  Canada S&PCDA 60 Index ...........    June 2002         80           4,425,814         (60,152)
  Australia SPI Index ..............    June 2002         71           3,185,512         (37,885)
                                                                     -----------       ----------
                                                                     $72,447,841       $(743,417)
                                                                     ===========       ==========

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                     Shares               Value
                                                    ----------------------------
                                                        (dollars in thousands)
STOCKS - 93.26%
AUSTRALIA COMMON STOCK - 2.08%
Australia & New Zealand Banking Group                 662,120        $ 6,748,000
Iluka Resources                                       387,194            946,000
Mayne Nickless Limited                              1,036,200          2,047,000
News Corporation Preferred Rights *                   345,000          1,901,000
QBE Insurance Group Limited, 144A (Note A)          2,207,626          8,665,000
WMC Limited                                           842,900          4,168,000
                                                                     -----------
     TOTAL AUSTRALIA COMMON STOCK                                     24,475,000
                                                                     -----------

AUSTRIA - 0.53%
PREFERRED STOCK - 0.26%
Bayer Hypo Vereins AG, 144A (Note A)                   88,000          3,043,000
                                                                     -----------
       TOTAL AUSTRIA PREFERRED STOCK                                   3,043,000
                                                                     -----------

COMMON STOCK - 0.27%
VA Technologie AG, 144A (Note A)                       35,400          1,082,000
Wienerberger Baust                                    126,744          2,056,000
                                                                     -----------
       TOTAL AUSTRIA COMMON STOCK                                      3,138,000
                                                                     -----------
   TOTAL AUSTRIA                                                       6,181,000
                                                                     -----------

BELGIUM COMMON STOCK - 0.48%
Fortis NL                                             245,500          5,636,000
                                                                     -----------
   TOTAL BELGIUM COMMON STOCK                                          5,636,000
                                                                     -----------

CANADA COMMON STOCK - 3.12%
Alcan Aluminum Limited                                134,200          4,950,000
BCE, Incorporated                                     594,979         10,443,000
Canadian National Railway Company                     101,300          4,802,000
Husky Energy, Incorporated *                          309,200          3,152,000
Manulife Financial Corporation                        219,514          6,374,000
Nortel Networks Corporation                           440,300          1,529,000
Transcanada Pipelines Limited                         376,900          5,458,000
                                                                     -----------
   TOTAL CANADA COMMON STOCK                                          36,708,000
                                                                     -----------

FINLAND COMMON STOCK - 1.68%
Enso-Gutzeit OY, "R"                                  227,600          2,894,000
Konecranes International                              124,600          3,772,000
Metsa-Serla OY, "B"                                   214,800          1,732,000
Nordic Baltic Holdings                                475,000          2,697,000
UPM-Kymmene OY                                        247,490          8,653,000
                                                                     -----------
   TOTAL FINLAND COMMON STOCK                                         19,748,000
                                                                     -----------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2002 (Unaudited)
================================================================================



FRANCE COMMON STOCK - 7.09%
Alcatel Alsthom CG                                 440,100         5,504,000
Alstom, 144A (Note A) *                            392,308         5,087,000
Aventis SA                                         249,688        17,740,000
AXA                                                199,868         4,241,000
BIC SA *                                            61,144         2,391,000
BNP Paribas                                        239,954        12,541,000
Lagardere S.C.A.                                   119,000         5,310,000
Michelin (CGDE)                                     94,000         3,642,000
Pechiney SA                                         55,600         2,690,000
Suez                                               121,500         3,618,000
Total Fina                                         118,027        17,888,000
Vinci SA                                            43,959         2,812,000
                                                                  ----------
   TOTAL FRANCE COMMON STOCK                                      83,464,000
                                                                  ----------
GERMANY - 7.43%
PREFERRED STOCK - 0.57%
Fresenius Medical Care AG                          152,546         6,667,000
                                                                  ----------
       TOTAL GERMANY PREFERRED STOCK                               6,667,000
                                                                  ----------

COMMON STOCK - 6.86%
Allianz AG *                                        10,975         2,586,000
BASF AG *                                           71,900         3,081,000
Bayer AG                                            96,600         3,166,000
Bayer Hypo Vereins                                 322,090        11,304,000
Boss (Hugo) AG                                     137,350         3,224,000
DePfa Bank PLC *                                    98,950         6,776,000
Duetsche Post AG                                   325,000         4,410,000
E.ON AG                                            258,320        13,456,000
Fresenius Medical Care AG                           45,000         2,670,000
Gehe AG                                            148,865         6,209,000
Krones AG *                                        112,700         6,845,000
Merck KGAA                                          94,000         2,791,000
Metro AG                                           119,100         3,815,000
Muenchener Rueckversicherung AG, DEM 10 *           14,676         3,637,000
Muenchener Rueckversicherung AG, DEM 5 *               293            14,000
Siemens AG NPV (REGD)                               41,500         2,525,000
Volkswagen AG                                       84,300         4,176,000
                                                                  ----------
       TOTAL GERMANY COMMON STOCK                                 80,685,000
                                                                  ----------
   TOTAL GERMANY                                                  87,352,000
                                                                  ----------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30,2002 (Unaudited)
------------------------------------------------------------------------------------------------------------
HONG KONG COMMON STOCK - 3.99%
ASM Pacific Technology Limited                                           1,941,000                 5,152,000
Cheung Kong Holdings Limited                                               354,000                 3,370,000
Henderson Land Development Company                                       1,448,000                 7,055,000
Hong Kong Electric Holdings                                              1,526,900                 5,795,000
Huaneng Power International                                              9,442,000                 7,082,000
Hutchinson Whampoa Limited                                                 549,000                 4,804,000
Petrochina Company ADR                                                   7,770,000                 1,584,000
Shandong International Power                                            25,678,000                 6,585,000
South China Morning Post *                                               4,501,000                 2,943,000
Swire Pacific                                                              429,500                 2,577,000
                                                                                                 -----------
  TOTAL HONG KONG COMMON STOCK                                                                    46,947,000
                                                                                                 -----------

IRELAND COMMON STOCK - 2.51%
Allied Irish Banks                                                         940,023                12,409,000
CRH                                                                        233,500                 4,050,000
Elan Corporation PLC *                                                     209,300                 2,486,000
Greencore Group                                                          1,679,289                 4,948,000
Jefferson Smurfit                                                        2,372,868                 5,687,000
                                                                                                 -----------
  TOTAL IRELAND COMMON STOCK                                                                      29,580,000
                                                                                                 -----------
ITALY COMMON STOCK - 3.70%
Alleanza Assicuraz                                                         311,500                 3,017,000
BCA Naz Del Lavoro *                                                     1,106,000                 2,516,000
ENI                                                                      1,345,647                20,673,000
Sao Paolo Imi SPA                                                          405,380                 4,518,000
STET Telecom Italia                                                      1,616,800                12,864,000
                                                                                                 -----------
  TOTAL ITALY COMMON STOCK                                                                        43,588,000
                                                                                                 -----------

JAPAN COMMON STOCK - 11.62%
Canon, Incorporated                                                        388,000                14,867,000
Circle K Japan Company                                                      85,400                 1,590,000
East Japan Railway                                                             728                 3,079,000
Hitachi Limited                                                            708,000                 5,244,000
Komatsu                                                                    764,000                 2,767,000
Konica Corporation                                                       1,836,040                11,768,000
Namco                                                                      320,100                 6,482,000
NEC Corporation                                                            372,000                 2,868,000
Nikko Securities Company Limited                                           893,000                 4,034,000
Nintendo Company Limited                                                    34,600                 4,850,000
Nippon Telephone & Telegraph Company                                         1,607                 6,320,000
Nissan Motor Company                                                     1,485,000                11,427,000
Nomura Holdings, Incorporated                                              316,000                 4,405,000
NTT DoCoMo                                                                   1,032                 2,628,000
NTT Mobile Communication                                                       258                   653,000
Orix Corporation                                                            37,600                 3,119,000
Promise Company Limited                                                    154,900                 8,167,000
Sanyo Shinpan Finance Company                                              145,800                 4,247,000
Shohkoh Fund & Company Limited                                              34,063                 4,192,000
Sony Corporation                                                           237,800                12,779,000
Takefuji Corporation                                                       131,650                 9,515,000
Toyota Motor Corporation                                                   285,800                 7,790,000
Yasuda Fire and Marine Insurance Company                                   709,000                 3,948,000
                                                                                                 -----------
  TOTAL JAPAN COMMON STOCK                                                                       136,739,000
                                                                                                 -----------

AMR INESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investemnts
April 30, 2002 (Unaudited)
=========================================================================

MEXICO COMMON STOCK - 0.36%

Telmex ADR                                         111,700      4,227,000
                                                               ----------
   TOTAL MEXICO COMMON STOCK                                    4,227,000
                                                               ----------
NETHERLANDS COMMON STOCK - 7.79%

ABN AMRO Holdings NV                               809,170     16,041,000
Akzo Nobel NV                                      351,211     15,099,000
CNH Global NV                                      386,600      2,223,000
Ing Groep NV                                       620,448     16,381,000
Kon KPN NV *                                     1,208,300      5,477,000
Philips Electronics NV                             824,005     25,445,000
Royal Dutch Petrol *                               104,600      5,542,000
Vedior NV                                          210,083      2,910,000
Wolters Kluwer                                     125,500      2,544,000
                                                               ----------
   TOTAL NETHERLANDS COMMON STOCK                              91,662,000
                                                               ----------
NEW ZEALAND COMMON STOCK - 0.79%
Carter Holt Harvey Limited                       1,938,889      1,562,000
Telecom Corporation of New Zealand               3,575,856      7,713,000
                                                               ----------
   TOTAL NEW ZEALAND COMMON STOCK                               9,275,000
                                                               ----------
NORWAY COMMON STOCK - 1.64%
DNB Holdings, AS                                   869,800      4,594,000
Norsk Hydro AS                                      96,600      4,752,000
Telenor AS                                       2,517,868      9,945,000
                                                               ----------
   TOTAL NORWAY COMMON STOCK                                   19,291,000
                                                               ----------
PORTUGAL COMMON STOCK - 1.46%
Electric De Portugal                             3,520,453      7,264,000
Portugal Telecom                                 1,357,011      9,904,000
                                                               ----------
   TOTAL PORTUGAL COMMON STOCK                                 17,168,000
                                                               ----------
SINGAPORE COMMON STOCK - 1.79%
Development Bank of Singapore Group Holdings       579,795      4,480,000
Creative Technology                                301,600      3,546,000
Overseas Chinese Bank                              365,650      2,624,000
Singapore Telecom                                1,126,241        949,000
United OverSeas Bank                             1,184,849      9,418,000
                                                               ----------
   TOTAL SINGAPORE COMMON STOCK                                21,017,000
                                                               ----------


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------------------------------
SOUTH KOREA COMMON STOCK - 1.36%
Kookmin Bank GDR                                                       140,510                 6,534,000
Korea Electric Power Corporation                                        86,860                 1,645,000
LG Electronics, Incorporated *                                         175,860                 6,931,000
LG Electronics Investment Limited                                       19,540                   859,000
                                                                                              ----------
   TOTAL SOUTH KOREA COMMON STOCK                                                             15,969,000
                                                                                              ==========

SPAIN COMMON STOCK - 4.11%
Altadis SA                                                             160,100                 3,381,000
Banco Popular Espanol                                                   90,200                 3,699,000
Banco Santander Central Hispano *                                      575,997                 5,336,000
Endesa SA *                                                            273,145                 4,184,000
Iberdrola SA                                                           215,157                 2,951,000
NH Hoteles SA *                                                        252,383                 3,298,000
Repsol SA (RG) *                                                     1,010,070                12,405,000
Telefonica de Espana *                                               1,223,609                13,098,000
                                                                                              ----------
   TOTAL SPAIN COMMON STOCK                                                                   48,352,000
                                                                                              ==========

SWEDEN COMMON STOCK - 1.85%
Autoliv, Incorporated *                                                134,200                 2,984,000
Electrolux AB, "B"                                                     193,300                 3,217,000
Foreningssparbk                                                        223,400                 2,794,000
Investor AB                                                            554,900                 5,724,000
Stora Enso OY, Series A *                                               66,662                   843,000
Stora Enso OY, Series R *                                              163,902                 2,082,000
Volvo AB                                                               214,800                 4,118,000
                                                                                              ----------
   TOTAL SWEDEN COMMON STOCK                                                                  21,762,000
                                                                                              ==========

SWITZERLAND COMMON STOCK - 6.25%
ABB Limited *                                                          114,884                 1,028,000
Clariant                                                               269,390                 6,393,000
Compagnie Financiere Richemont AG *                                    121,800                 2,763,000
Geberit International AG                                                21,836                 5,789,000
Novartis AG                                                            397,710                16,681,000
Roche Holdings AG                                                       52,100                 3,947,000
Sig Schweitz Industries AG                                             111,480                13,487,000
Sulzer AG *                                                             14,649                 2,934,000
Sulzer Medica *                                                         30,509                 3,107,000
Swiss Reinsurance                                                       59,100                 5,964,000
UBS AG                                                                 117,500                 5,664,000
Zurich Financial Services Group                                         24,906                 5,796,000
                                                                                              ----------
   TOTAL SWITZERLAND COMMON STOCK                                                             73,553,000
                                                                                              ==========

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2002 (Unaudited)
================================================================================

UNITED KINGDOM COMMON STOCK - 21.63%
Abbey National PLC                                  187,900            2,987,000
Alliance and Lei PLC                                710,700            9,601,000
Allied Domecq PLC                                 1,531,560            9,809,000
Amersham PLC                                        703,020            6,752,000
Arriva PLC                                        1,044,512            5,480,000
BAE Systems, PLC                                  2,943,739           14,972,000
BHP Billiton Petroleum Limited                      668,800            3,577,000
Boots Company PLC                                   247,700            2,565,000
BP Amoco                                            478,430            4,082,000
British American Tobacco Industries PLC             520,177            5,322,000
BT Group PLC *                                    2,267,774            8,527,000
Cable and Wireless                                1,322,300            3,488,000
Cadbury Schweppes                                 2,150,039           16,309,000
Celltech Group *                                    876,888            7,258,000
Chubb PLC                                         2,780,142            7,090,000
Commercial Union PLC                                454,112            4,672,000
Diageo                                              420,843            5,587,000
Dimension Data Holdings PLC *                     5,909,019            5,231,000
FKI PLC                                             647,638            1,595,000
GlaxoSmithKline                                     260,900            6,311,000
Hanson PLC *                                      1,563,179           11,356,000
HSBC Holdings PLC                                   710,865            8,391,000
Imperial Chemical Industries PLC                    723,981            3,360,000
Imperial Tobacco Group PLC                          277,340            3,929,000
Innogy Holdings                                     460,000            1,827,000
J. Sainsbury PLC                                    429,500            2,504,000
Kidde PLC                                         1,680,500            2,118,000
Kingfisher PLC                                      440,200            2,460,000
Lloyds TSB Group PLC                                566,467            6,513,000
Marks & Spencer Group PLC                           434,561            2,514,000
National Power PLC *                                494,000            1,505,000
Northern Foods PLC                                1,073,700            2,879,000
Reed International PLC *                            393,350            3,852,000
Rolls Royce Vickers Limited                         966,500            2,676,000
Royal Bank of Scotland PLC                          189,894            5,446,000
Shell Transportation & Trading Company PLC          754,900            5,374,000
South African Breweries PLC, 144A (Note A)          791,715            6,403,000
Spirent PLC                                       2,520,881            3,655,000
Stagecoach Holdings                               1,470,800            1,629,000
Standard Chartered PLC                              326,700            4,023,000
Tesco PLC                                         3,459,082           13,258,000
Tomkins                                             688,099            2,648,000
Unilever PLC                                      1,713,399           15,681,000
United Business Media PLC                         1,226,813            9,368,000
                                                                   -------------
   TOTAL UNITED KINGDOM COMMON STOCK                                 254,584,000
                                                                   -------------
   TOTAL STOCKS                                                    1,097,278,000
                                                                   -------------


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2002 (Unaudited)
===============================================================================================================

SHORT TERM INVESTMENTS - 29.90%
American Select Cash Reserve Fund                                               315,284,850         315,285,000
AMR Investments Enhanced Yield Business Trust                                    36,540,302          36,540,000
                                                                                                 --------------
     TOTAL SHORT TERM INVESTMENTS                                                                   351,825,000
                                                                                                 --------------

TOTAL INVESTMENTS - 123.16%  (Cost $1,415,255,000)                                                1,449,103,000
                                                                                                 --------------

LIABILITIES, NET OF OTHER ASSETS - (23.16%)                                                        (272,374,000)
                                                                                                 --------------
TOTAL NET ASSETS - 100%                                                                          $1,176,729,000
                                                                                                 ==============


Based on the cost of investments of $1,426,221 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $137,518, the aggregate gross unrealized depreciation was $114,636, and the net unrealized appreciation of investments was $22,882.

(A) Rates associated with United States Government Bonds represent yield to maturity from time of purchase.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,280 or 2.06% of net assets.

ABBREVIATIONS:
ADR - American Depository Receipt
GDR - Global Depository Receipt

* - non-income producing